SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement
(Pursuant to Section 14(a) of the Securities Exchange Act of 1934)

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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PEDIATRIX MEDICAL GROUP, INC.

(Name of Registrant as specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PEDIATRIX MEDICAL GROUP, INC.
1301 Concord Terrace
Sunrise, Florida 33323-2825
(954) 384-0175

April 9, 2004

Dear Pediatrix Shareholder:

      You are cordially invited to attend the 2004 Annual Shareholders’ Meeting of Pediatrix Medical Group, Inc. (“Pediatrix”) on Thursday, May 20, 2004, beginning at 10:00 a.m., local time, at the Sheraton Suites Plantation, 311 N. University Drive, Plantation, Florida 33324.

      At the annual meeting, we will ask you to vote on the election of Pediatrix’s Board of Directors, to approve the Pediatrix 2004 Incentive Compensation Plan and to consider and act upon any other business properly brought before the meeting. Please vote on all the matters described in our proxy statement. Your Board of Directors unanimously recommends a vote “FOR” the election of each of the seven nominees for Director and “FOR” approval of the Pediatrix 2004 Incentive Compensation Plan.

      We encourage you to attend the annual meeting. Whether or not you plan to attend in person, it is important that your shares be represented and voted at the annual meeting. After reading our proxy statement, please submit your proxy by using the enclosed proxy card. If you choose to vote this year by proxy card, please mark, sign, date and promptly return the card in the self-addressed stamped envelope provided. Returning a proxy does not deprive you of your right to attend the annual meeting and vote your shares in person.

      Our proxy statement and accompanying forms of proxy and voting instructions are first being mailed on or about April 9, 2004 to Pediatrix’s shareholders of record on March 15, 2004.

      We appreciate your continued support of our company.

Sincerely,

Roger J. Medel, M.D.
President and Chief Executive Officer

PEDIATRIX MEDICAL GROUP, INC.

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2004

To the Shareholders of

Pediatrix Medical Group, Inc.:

      NOTICE IS HEREBY GIVEN that the 2004 Annual Shareholders’ Meeting of Pediatrix Medical Group, Inc., a Florida corporation (“Pediatrix”), will be held at 10:00 a.m., local time, on Thursday, May 20, 2004, at the Sheraton Suites Plantation, 311 N. University Drive, Plantation, Florida 33324, for the following purposes, as more fully described in the enclosed proxy statement:

•	to elect seven Directors, each for a term expiring at the next annual meeting or until his successor has been duly elected and qualified;

•	to approve the Pediatrix 2004 Incentive Compensation Plan; and

•	to consider and act upon such other business as may properly come before the annual meeting.

      The Board of Directors of Pediatrix has fixed the close of business on March 15, 2004 as the record date for determining those shareholders entitled to notice of, to attend and to vote at the meeting and any postponement or adjournment thereof.

      This is an important meeting. All shareholders are invited and encouraged to attend the meeting in person. Whether or not you plan to attend, please mark, sign, date and promptly return the enclosed proxy card. Shareholders who return proxy cards prior to the meeting may nevertheless attend the meeting, revoke their proxies and vote their shares in person.

By Order of the Board of Directors,

Thomas W. Hawkins
Senior Vice President,
General Counsel and Secretary

Sunrise, Florida

April 9, 2004

      PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PEDIATRIX MEDICAL GROUP, INC.

1301 Concord Terrace
Sunrise, Florida 33323-2825

PROXY STATEMENT

       We are furnishing this proxy statement and related materials to Pediatrix’s shareholders as part of the solicitation of proxies by Pediatrix’s Board of Directors for use at Pediatrix’s 2004 Annual Shareholders’ Meeting, and at any postponement or adjournment of the meeting. In this proxy statement, we refer to Pediatrix Medical Group, Inc. as “Pediatrix”, “we”, “our” and the “Company.”

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What Is the Date, Time and Place of the Annual Meeting?

      Pediatrix’s 2004 Annual Shareholders’ Meeting will be held on Thursday, May 20, 2004, beginning at 10:00 a.m., local time, at the Sheraton Suites Plantation, 311 N. University Drive, Plantation, Florida 33324.

What Is the Purpose of the Annual Meeting?

      At the annual meeting, Pediatrix’s shareholders will be asked:

•	to elect seven Directors, each for a term expiring at the next annual meeting or until his successor has been duly elected and qualified;

•	to approve the Pediatrix 2004 Incentive Compensation Plan; and

•	to consider and act upon such other business as may properly come before the meeting.

Who Is Entitled to Vote at the Annual Meeting?

      Only holders of record of Pediatrix common stock at the close of business on March 15, 2004, the record date for the meeting, are entitled to notice of, to attend and to vote at the annual meeting, or any postponements or adjournments of the meeting. At the close of business on March 15, 2004, 24,385,128 shares of Pediatrix common stock were issued and outstanding and were held by approximately 85 holders of record.

What Are the Voting Rights of Pediatrix Shareholders?

      Pediatrix’s shareholders have one vote per share of Pediatrix common stock owned on the record date for each matter properly presented at the annual meeting. Therefore, if you owned 100 shares of Pediatrix common stock on the close of business on March 15, 2004, you can cast 100 votes for each matter properly presented at the annual meeting.

What Constitutes a Quorum?

      A quorum will be present at the meeting if holders of a majority of the issued and outstanding shares of Pediatrix common stock on the record date are represented at the meeting in person or by proxy. If a quorum is not present at the meeting, Pediatrix expects to postpone or adjourn the meeting to solicit additional proxies. Abstentions, including broker non-votes (as described below), will be counted as shares present and entitled to vote for the purposes of determining the presence or absence of a quorum.

What Are “Broker Non-Votes”?

      “Broker non-votes” occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the shareholder and the firm does not have the authority to vote the shares at its discretion. Under the rules of the New York Stock Exchange, brokerage firms may have the authority to vote their customers’ shares on certain routine matters for which they do not receive voting instructions, including the uncontested election of directors. The rules of the New York Stock Exchange, however, expressly prohibit brokerage firms from voting their customers’ shares with respect to proposals to authorize the implementation of any equity compensation plan. Therefore, while brokerage firms may have the authority to vote all shares of our common stock that they hold with respect to the proposal to elect the Director nominees named in this proxy statement, even if they do not receive specific voting instructions from their customers, brokerage firms may not vote such shares to approve the Pediatrix 2004 Incentive Compensation Plan. In addition, if other matters are properly brought before the meeting and they are not considered routine under the applicable New York Stock Exchange rules, shares held by brokerage firms will not be voted on such non-routine matters by the brokerage firms unless they have received voting instructions and, accordingly, any such shares will be “broker non-votes” and will not be counted with respect to such matters.

Will my Shares be Voted if I do not Provide my Proxy?

      If your shares are held in the name of a brokerage firm, they may be voted by the brokerage firm (as described above) even if you do not give the brokerage firm specific voting instructions. If you are a registered shareholder and hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the meeting.

How do I Vote?

      You can vote in any of the following ways.

           To vote by mail:

•	Mark, sign and date your proxy card; and

•	Return it in the enclosed envelope.

To vote in person if you are a registered shareholder:

•	Attend our annual meeting;

•	Bring valid photo identification; and

•	Deliver your completed proxy card or ballot in person.

           To vote in person if you hold in “street name:”

•	Attend our annual meeting;

•	Bring valid photo identification; and

•	Obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

What Vote Is Required to Elect Directors or Approve the 2004 Incentive Compensation Plan at the Annual Meeting?

      Assuming that a quorum is present at the annual meeting, Director nominees receiving the greatest number of affirmative votes from holders of Pediatrix common stock will be elected as Directors of Pediatrix.

      Assuming that a quorum is present, the Pediatrix 2004 Incentive Compensation Plan will be approved if the votes cast for the proposal exceed the votes cast against it.

How Does the Board of Directors Recommend I Vote on the Proposals?

      The Pediatrix’s Board of Directors recommends that you vote:

•	“FOR” the election of each of the nominees for Director named in this proxy statement; and

•	“FOR” approval of the Pediatrix 2004 Incentive Compensation Plan.

How will my Proxy Holders Vote?

      The enclosed proxy designates Roger J. Medel, M.D., our President and Chief Executive Officer, and Thomas W. Hawkins, our Senior Vice President, General Counsel and Secretary, each with full power of substitution, to hold your proxy and vote your shares. Dr. Medel and Mr. Hawkins will vote all shares of Pediatrix common stock represented by properly executed proxies received in time for the annual meeting in the manner specified by the holders of those shares. Dr. Medel and Mr. Hawkins intend to vote all shares of Pediatrix common stock that are properly executed by the record holder but otherwise do not contain voting instructions as follows:

•	“FOR” the election of each of the nominees for Director named in this proxy statement;

•	“FOR” approval of the Pediatrix 2004 Incentive Compensation Plan; and

•	in accordance with the recommendation of Pediatrix’s Board of Directors, “FOR” or “AGAINST” all other matters as may properly come before the annual meeting.

Can I Change My Vote After I Have Voted?

      The grant of a proxy on the enclosed proxy card does not preclude a shareholder from voting in person at the meeting. A shareholder may revoke a proxy at any time prior to its exercise by filing with Pediatrix’s corporate secretary a duly executed revocation of proxy, by submitting a duly executed proxy to Pediatrix’s corporate secretary bearing a later date or by appearing at the meeting and voting in person. Attendance at the meeting will not itself constitute revocation of a proxy.

Who Pays for the Preparation of the Proxy Statement?

      Pediatrix will bear the cost of the solicitation of proxies from its shareholders. In addition to solicitations by mail, Pediatrix’s Directors, officers and employees, and those of its subsidiaries and affiliates, may solicit proxies from shareholders by telephone or other electronic means or in person but will receive no additional compensation for soliciting such proxies. Pediatrix will cause banks and brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Pediatrix common stock held of record by such custodians, nominees and fiduciaries. Pediatrix will reimburse such banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so.

PROPOSAL 1: ELECTION OF PEDIATRIX’S DIRECTORS

      Pediatrix’s Articles of Incorporation and Bylaws, each as amended and restated, provide that the number of directors constituting Pediatrix’s Board of Directors will be determined from time to time by resolution adopted by Pediatrix’s Board of Directors. During 2003, Pediatrix’s Board of Directors consisted of seven members.

      The Board of Directors currently has seven members, each of whom was elected by our shareholders at the annual meeting in 2003. John K. Carlyle has decided not to stand for reelection at the 2004 Annual Shareholders’ Meeting. The Board of Directors has nominated Lawrence M. Mullen, who was recommended to the Nominating and Corporate Governance Committee by our Chief Executive Officer, to stand for election in his place. All of Pediatrix’s other incumbent Directors have been nominated by Pediatrix’s Board of Directors as Directors to be elected at the annual meeting in 2004 by the holders of Pediatrix common stock.

      The nominees for Director are as follows:

•	Roger J. Medel, M.D., who has served as a Director since 1979;

•	Cesar L. Alvarez, who has served as a Director since March 1997;

•	Waldemar A. Carlo, M.D., who has served as a Director since June 1999;

•	Michael B. Fernandez, who has served as a Director since October 1995;

•	Roger K. Freeman, M.D., who has served as a Director since May 2002;

•	Paul G. Gabos, who has served as a Director since November 2002; and

•	Lawrence M. Mullen.

Please see below under “Directors, Executive Officers and Key Employees” for the biographies of these nominees for Director.

      Each Director elected will serve for a term expiring at Pediatrix’s 2005 Annual Meeting of Shareholders, which is expected to be held in May 2005, or until his successor has been duly elected and qualified.

      Pediatrix’s Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, proxies will be voted for the remaining nominees and for such other person as may be designated by Pediatrix’s Board of Directors, unless the proxies provide otherwise.

      If a quorum is present and voting at the annual meeting, the seven nominees receiving the highest number of votes “FOR” election will be elected to the Board of Directors of Pediatrix. Proxies will be voted “FOR” all such nominees absent contrary instructions.

      Pediatrix’s Board of Directors Recommends a Vote “For” the Election of Each of the Seven Nominees For Director.

GOVERNANCE AND RELATED MATTERS

      Our business, property and affairs are managed under the direction of our Board of Directors, except with respect to those matters reserved for our shareholders. Our Board of Directors establishes our overall corporate policies, reviews the performance of our senior management in executing our business strategy and managing our day-to-day operations and acts as an advisor to our senior management. Our Board’s mission is to further the long-term interests of our shareholders. Members of the Board of Directors are kept informed of Pediatrix’s business through discussions with Pediatrix’s management, primarily at meetings of the Board of Directors and its committees, and through reports and analyses presented to them. Significant communications between our Directors and senior management occur apart from such meetings.

Questions and Answers About Our Corporate Governance Practices

What Committees Has Our Board of Directors Established?

      The standing committees of Pediatrix’s Board of Directors are the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. You may find copies of these committee charters, as well as our corporate governance principles, on our website at www.pediatrix.com. A copy of our committee charters and corporate governance principles are also available upon request from Pediatrix’s Secretary at 1301 Concord Terrace, Sunrise, FL 33323.

How Many Times Did Our Board of Directors Meet During 2003?

      During 2003, Pediatrix’s Board of Directors held eight meetings and took various actions by unanimous written consent. Committees of the Board held a total of fifteen meetings and also took action by unanimous written consent. Each incumbent Director attended at least 75% of the total number of meetings of Pediatrix’s

Board of Directors and its committees held during 2003 during the period he was a member thereof. Although Pediatrix has no formal policy with respect to its Directors’ attendance at Pediatrix annual shareholders’ meetings, in 2003 six of our incumbent Directors attended the annual shareholders’ meeting.

Are a Majority of Our Directors Independent?

      Our Board of Directors has recently reviewed information about each of our non-employee Directors and determined that we have a majority of independent Directors on our Board. In determining that Mr. Alvarez is independent in accordance with the Securities and Exchange Commission’s and the New York Stock Exchange’s corporate governance rules, the Board of Directors concluded that Mr. Alvarez’s employment as the President and Chief Executive Officer of Greenberg Traurig, P.A., which serves as one of Pediatrix’s outside counsels and receives customary fees for legal services, does not interfere with his exercise of independent judgment as a Director of Pediatrix. In making this determination, the Board considered, among other things, the fact that the fees paid to Greenberg Traurig, P.A. represent significantly less than one percent of that firm’s revenue and that Mr. Alvarez’s compensation at the firm is not based in any way on fees paid by Pediatrix.

Who Is the “Presiding Director”?

      Following each annual meeting of the shareholders, Pediatrix’s Board of Directors designates a non-management Director as “Presiding Director” or, alternatively, as “Chairman of the Board.” Following our 2003 annual meeting of the shareholders, our Board of Directors appointed Mr. Carlyle to serve as Chairman of the Board. Mr. Carlyle has decided not to stand for reelection at the 2004 Annual Shareholders’ Meeting. Pediatrix’s Board of Directors will designate a new Presiding Director and/or a non-management Director as Chairman of the Board following the 2004 Annual Shareholders’ Meeting.

How Can Shareholders Communicate With the Board of Directors?

      Anyone who has a concern about Pediatrix’s conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chairman of the Board of Directors (or Presiding Director), our non-management Directors or the Audit Committee. Such communications may be confidential or anonymous, and may be e-mailed, submitted in writing or reported by phone to special addresses and a toll-free phone number that are published on our website at www.pediatrix.com. All such concerns will be forwarded to the appropriate Directors for their review, and will be simultaneously reviewed and addressed by Pediatrix’s General Counsel or Chief Compliance Officer in the same way that other concerns are addressed by us. Pediatrix’s Code of Conduct, which is discussed below, prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

Has Pediatrix Adopted a Code of Conduct?

      Pediatrix has adopted a Code of Conduct that applies to all Directors, officers, employees and independent contractors of Pediatrix. The text of the Code of Conduct is available at, and Pediatrix intends to disclose any amendments to, or waivers from, any provision of the Code that applies to any of Pediatrix’s executive officers or Directors by posting such information on, our website at www.pediatrix.com.

      Pediatrix has also adopted a Code of Professional Conduct — Finance that applies to all employees with access to, and responsibility for, matters of finance and financial management, including Pediatrix’s Chief Executive Officer and Chief Financial Officer. The text of the Code of Professional Conduct — Finance is available at, and Pediatrix intends to disclose any amendments to, or waivers from, any provision of the Code that applies to any of Pediatrix’s Chief Executive Officer, Chief Financial Officer, principal accounting officer or controller or persons performing similar functions by posting such information on, our website at www.pediatrix.com.

      Our Internet Website and the Information Contained Therein, Other Than Material Expressly Referred to in This Proxy Statement, or Connected Thereto Are Not Incorporated into This Proxy Statement.

Report of the Audit Committee

      The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of Pediatrix’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate such report by reference.

      We act under a written charter that has been adopted by Pediatrix’s Board of Directors. While we have the responsibilities set forth in this charter, it is not our duty to plan or conduct audits or to determine that Pediatrix’s financial statements are complete, accurate or in compliance with generally accepted accounting principles. This is the responsibility of Pediatrix’s management and independent auditors.

      Our primary function is to assist the Board of Directors in their evaluation and oversight of the integrity of Pediatrix’s financial statements, the qualifications and independence of Pediatrix’s independent auditors and the performance of Pediatrix’s external and internal audit functions. In addition, while we are also responsible for assisting the Board of Directors in their evaluation and oversight of Pediatrix’s compliance with applicable laws and regulations, it is not our duty to assure compliance with such laws and regulations or Pediatrix’s Compliance Plan and related policies.

      We also oversee Pediatrix’s auditing, accounting and financial reporting processes generally. Management is responsible for Pediatrix’s financial statements and the financial reporting process, including the system of internal controls. We also review the preparation by management of Pediatrix’s quarterly and annual financial statements. Pediatrix’s independent auditors, who are accountable to us, are responsible for expressing an opinion as to whether the consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of Pediatrix in conformity with generally accepted accounting principles in the United States. We are responsible for retaining Pediatrix’s independent auditors, and maintain sole responsibility for their compensation, oversight and termination. We also are responsible for pre-approving all non-audit services to be provided by the independent auditors, and on an annual basis discussing with the independent auditors all significant relationships they have with Pediatrix to determine their independence.

      In fulfilling our oversight role, we met and held discussions with Pediatrix’s management and independent auditors. Management advised us that Pediatrix’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and Pediatrix’s independent auditors. We discussed privately with the independent auditors matters deemed significant by the independent auditors, including those matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

      The independent auditors also provided us with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors matters relating to their independence and considered whether their provision of non-audit services is compatible with maintaining their independence.

      Based on our review with management and the independent auditors of Pediatrix’s audited consolidated financial statements and the independent auditors’ report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, we recommended to the Board of Directors that the audited consolidated financial statements be included in Pediatrix’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors.

Paul G. Gabos

John K. Carlyle
Michael B. Fernandez

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

Description of Pediatrix’s Executive Officers and Directors

      Pediatrix’s executive officers and Directors are as follows:

Name	Age	Position with Pediatrix

Roger J. Medel, M.D.(1)	57	President, Chief Executive Officer and Director
Cesar L. Alvarez(1)(4)	56	Director
Waldemar A. Carlo, M.D.(3)	51	Director
Michael B. Fernandez(2)(3)(4)	51	Director
Roger K. Freeman, M.D.(4)	68	Director
Paul G. Gabos(2)	39	Director
Lawrence M. Mullen	61	Director Nominee
Joseph M. Calabro	43	Chief Operating Officer
Thomas W. Hawkins	42	Senior Vice President, General Counsel and Secretary
Karl B. Wagner	38	Chief Financial Officer and Treasurer

(1)	Member of the Executive Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Compensation Committee.

(4)	Member of the Nominating and Corporate Governance Committee.

      Roger J. Medel, M.D. has been a Director of Pediatrix since he co-founded the Company in 1979. Dr. Medel served as Pediatrix’s President until May 2000 and as Chief Executive Officer to December 2002. In March 2003, Dr. Medel reassumed the positions of President and Chief Executive Officer. Dr. Medel is a member of the Board of Trustees of the University of Miami and he serves on the Board of Directors of CarePlus Health Plans Inc., a managed care HMO. In addition, Dr. Medel participates as a member of several medical and professional organizations.

      Cesar L. Alvarez was appointed as a Director in March 1997. Mr. Alvarez has served since 1997 as the President and Chief Executive Officer of the international law firm of Greenberg Traurig, P.A. Mr. Alvarez also serves on the Board of Directors of Atlantis Plastics, Inc. and Watsco, Inc.

      Waldemar A. Carlo, M.D. was appointed as a Director in June 1999. Dr. Carlo has served as Professor of Pediatrics and Director of the Division of Neonatology at the University of Alabama at Birmingham Medical School since 1991. Dr. Carlo also has served as Director of Newborn Nurseries at the University of Alabama Medical Center and the Children’s Hospital of Alabama since 1991. Dr. Carlo participates as a member of several medical and professional organizations. He has received numerous research awards and grants and has lectured extensively, both nationally and internationally.

      Michael B. Fernandez was appointed as a Director in October 1995. Mr. Fernandez has served as Chairman and Chief Executive Officer of CarePlus Health Plans Inc. since January 2003. Mr. Fernandez previously served as Chairman and Chief Executive Officer of Physicians Healthcare Plans, Inc., a Florida-based HMO, from 1992 until December 2002. In addition, Mr. Fernandez serves on the Board of Directors of various private entities, including as Chairman of Healthcare Atlantic, Inc. a holding company that operates various health care entities. Prior to 1992, Mr. Fernandez served as Executive Vice President of Product Development and Marketing and Chief Executive Officer of certain insurance subsidiaries at Ramsay HMO, a publicly-traded managed care company.

      Roger K. Freeman, M.D. was appointed as a Director in May 2002. Dr. Freeman is a maternal-fetal medicine physician. In 1975, he founded Perinatal Associates of Southern California, a physician practice group that has been affiliated with Pediatrix since we acquired Magella Healthcare Corporation (“Magella”) in May 2001. In September 1999, Dr. Freeman retired from the private practice of medicine. Dr. Freeman has served on many national and local OB/GYN and maternal-fetal organizations. He is currently a director of the OB/GYN Newborn CareLine at Long Beach Memorial Women’s Hospital and serves on the Board of Directors of Long Beach Memorial Medical Center. Dr. Freeman has authored numerous articles and three books.

      Paul G. Gabos was appointed as a Director in November 2002. Mr. Gabos has served as Chief Financial Officer of Lincare Holdings, Inc. since June 1997 and previously served as Vice President — Administration for Lincare. Prior to joining Lincare in 1993, Mr. Gabos worked for Coopers & Lybrand and for Dean Witter Reynolds, Inc.

      Lawrence M. Mullen served as our Vice President and Chief Operating Officer from August 1998 until May 2000 and then concentrated on special projects, including initiatives relating to our well-baby nursery and hearing screen programs, until his retirement in April 2001. Mr. Mullen was our Vice President and Chief Financial Officer from May 1995 to August 1998. Prior to his tenure at Pediatrix, Mr. Mullen was Senior Vice President and Chief Financial Officer of Medical Care America, Inc. He had also been a partner of KPMG, LLP, where he was employed for nearly 30 years.

      Joseph M. Calabro joined Pediatrix in January 1996 as Chief Information Officer. In January 2000, Mr. Calabro was appointed Executive Vice President, Management, and, in May 2000, he was appointed Chief Operating Officer. Prior to joining Pediatrix, Mr. Calabro served as Director of Information Technology for the Ambulatory Surgery Group of Columbia/HCA. He served in various operational and technology positions for various healthcare companies from 1987 to 1994.

      Thomas W. Hawkins joined Pediatrix in May 2003 and became Senior Vice President, General Counsel and Secretary in June 2003. From January 2000 to April 2003, he was a partner with New River Capital Partners, L.P., a private equity firm. Mr. Hawkins previously served as Senior Vice President, Corporate Development at AutoNation, Inc., from June 1996 to December 1999. From 1994 to 1996, Mr. Hawkins was Executive Vice President — Administration of Blockbuster Entertainment Group, a division of Viacom, Inc. He served as General Counsel at Blockbuster Entertainment Corporation prior to its merger with Viacom, Inc. in 1994. At New River Capital Partners, Mr. Hawkins served as an executive officer of one of its portfolio companies, Gerald Stevens Inc., in connection with its restructuring and subsequent filing for bankruptcy in April 2001.

      Karl B. Wagner joined Pediatrix in May 1997 and was appointed Chief Financial Officer and Treasurer in August 1998. Prior to his appointment, Mr. Wagner served as Pediatrix’s Controller. Prior to joining Pediatrix, Mr. Wagner was Chief Financial Officer for the East Region of Columbia/HCA’s Ambulatory Surgery Group from January 1995 until May 1997. From July 1993 through January 1995, Mr. Wagner was Assistant Controller of Medical Care International, Inc., a subsidiary of Medical Care America, Inc.

Description of Certain Key Employees

      The following individuals, while not executive officers for purposes of the Federal securities laws, are key employees of Pediatrix.

      Robert J. Balcom, M.D. joined Pediatrix in 1993 and has been our Regional President, Central Region since January 2002. Dr. Balcom previously served as our Vice President of Medical Operations, Central Region. Dr. Balcom is Board Certified in Pediatrics and Neonatal-Perinatal Medicine.

      Robert C. Bryant joined Pediatrix in 1996 and has been our Senior Vice President and Chief Information Officer since February 2004. Mr. Bryant previously served as our Vice President, Information Systems from January 2000 to January 2004 and as Director, Information Service from 1997 to January 2000.

      David A. Clark joined Pediatrix in May 2001 and has been our Senior Vice President, Operations since December 2003. Mr. Clark previously served as Vice President of Operations, South Central Region from November 2001 to November 2003. From June 2000 to October 2001, Mr. Clark was Vice President of

Operations for Magella, which we acquired in 2001, and prior thereto he was Vice President of Development for Magella. Mr. Clark is a certified public accountant.

      Eric H. Kurzweil, M.D. joined Pediatrix in 1996 and has been our Regional President, Mountain Region since January 2002. Dr. Kurzweil previously served as our Vice President of Medical Operations, Mountain Region. Dr. Kurzweil is Board Certified in Pediatrics and Pediatric Critical Care.

      Frederick V. Miller, M.D. joined Pediatrix in 1991 and has been our Regional President, Atlantic Region since January 2002. Dr. Miller previously served as our Vice President of Medical Operations, Atlantic Region. Dr. Miller is Board Certified in Pediatrics and Neonatal-Perinatal Medicine.

      Carlos A. Perez, M.D. joined Pediatrix in 1986 and has been our Regional President, Caribbean Region since January 2002. Dr. Perez previously served as our Vice President of Medical Operations, Caribbean Region. Dr. Perez is Board Certified in Pediatrics, Neonatal-Perinatal Medicine and Pediatric Critical Care.

      Michael V. Pokroy, M.D. joined Pediatrix in 1996 and has been our Regional President, Pacific Region since January 2002. Dr. Pokroy previously served as our Vice President of Medical Operations, Pacific Region. Dr. Pokroy is Board Certified in Pediatrics and Pediatric Nephrology.

      John F. Rizzo joined Pediatrix in November 2002 as Senior Vice President, Business Development. Prior to joining Pediatrix, Mr. Rizzo served in strategic and financial executive roles with early stage, venture capital backed companies. From 1996 to 2000, Mr. Rizzo was a senior executive with AutoNation, Inc., where he served as Vice President of Corporate Development and subsequently as Senior Vice President, Industry Relations. From 1985 to 1996, Mr. Rizzo was employed by Arthur Andersen LLP.

      Michael D. Stanley, M.D. joined Pediatrix in 1997 and has been our Regional President, South Central Region since January 2002. Dr. Stanley previously served as our Vice President of Medical Operations, South Central Region. Dr. Stanley is Board Certified in Pediatrics and Neonatal-Perinatal Medicine.

Committees of the Board of Directors

Audit Committee

      Pediatrix’s Audit Committee held six meetings in 2003. Messrs. Carlyle and Fernandez were members of the committee throughout 2003. In February 2003, Mr. Alvarez resigned from the committee and was succeeded by Mr. Gabos. Mr. Carlyle acted as chair of the committee until he was succeeded as chair by Mr. Gabos in May 2003. Pediatrix’s Board of Directors has determined that Mr. Gabos qualifies as an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission and that each of Messrs. Carlyle, Fernandez and Gabos meet the independence requirements under such rules and regulations and for a New York Stock Exchange listed company.

      Pediatrix’s Board of Directors has adopted a written charter for the Audit Committee setting out the functions that it is to perform and has recently amended the charter to reflect final New York Stock Exchange corporate governance rules. A copy of the Amended and Restated Audit Committee Charter is attached hereto as Appendix A to this proxy statement.

      Please refer to the Audit Committee Report, which is set forth on page 5, for a further description of our Audit Committee’s responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2003.

Compensation Committee

      Pediatrix’s Compensation Committee held four meetings in 2003. Messrs. Alvarez, Carlyle and Dr. Carlo were members of the committee throughout 2003. In March 2004, Mr. Alvarez resigned from the committee and was succeeded by Mr. Fernandez. Mr. Alvarez acted as chair of the committee until he was succeeded as chair by Dr. Carlo in March 2004. Pediatrix’s Board of Directors has determined that each of Dr. Carlo and Messrs. Carlyle and Fernandez meet the independence requirements for a New York Stock Exchange listed company.

      Pediatrix’s Board of Directors has adopted a written charter for the Compensation Committee setting out the functions that it is to perform and has recently amended the charter to reflect final New York Stock Exchange corporate governance rules. A copy of the Amended and Restated Compensation Committee Charter is attached hereto as Appendix B to this proxy statement.

      Please refer to the Compensation Committee Report, which is set forth on page 15, for a further description of our Compensation Committee’s responsibilities and its compensation philosophy and a description of considerations underlying each component of compensation paid to Pediatrix’s executive officers for 2003.

Nominating and Corporate Governance Committee

      Pediatrix’s Nominating and Corporate Governance Committee held five meetings in 2003. Messrs. Alvarez and Fernandez were members of the committee throughout 2003. In June 2003, Mr. Carlyle resigned from the committee and was replaced by Dr. Freeman. Mr. Carlyle acted as chair of the committee until he was succeeded as chair by Mr. Alvarez in May 2003. Pediatrix’s Board of Directors has determined that each of Messrs. Alvarez and Fernandez and Dr. Freeman meet the independence requirements for a New York Stock Exchange listed company.

      Pediatrix’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee setting out the functions that it is to perform and has recently amended the charter to reflect final New York Stock Exchange corporate governance rules. A copy of the Amended and Restated Nominating and Corporate Governance Committee Charter is attached hereto as Appendix C to this proxy statement.

      The Nominating and Corporate Governance Committee assists the Board of Directors by nominating new Directors and committee members and taking a leadership role in shaping the corporate governance of Pediatrix. To fulfill its responsibilities and duties, the committee, among other things, reviews the qualifications and independence of existing Directors and new candidates; assesses the contributions of current Directors; identifies and recommends individuals qualified to be appointed to committees of the Board; considers rotation of committee members; reviews the charters of the committees and makes recommendations to the full Board of Directors with respect thereto; develops and recommends to the Board of Directors corporate governance principles, including a code of business conduct; and evaluates and recommends succession plans for Pediatrix’s chief executive officer and other senior executives.

      Although the Nominating and Corporate Governance Committee does not solicit director nominations, the committee will consider candidates suggested by shareholders in written submissions to Pediatrix’s Secretary in accordance with the procedures described below in the section entitled “Information Concerning Shareholder Proposals.” In evaluating nominees for Director, the committee does not differentiate between nominees recommended by shareholders and others. In identifying and evaluating candidates to be nominated for Director, the committee reviews the desired experience, mix of skills and other qualities required for appropriate Board composition, taking into account the current Board members and the specific needs of Pediatrix and its Board. This process is designed so that the Board of Directors includes members with diverse backgrounds, skills and experience, and represents appropriate financial, clinical and other expertise relevant to the business of Pediatrix. At a minimum, Director candidates must meet the following qualifications: high personal and professional ethics, integrity and values and a commitment to the representation of the long-term interests of our shareholders. Although the committee’s charter permits the committee to engage a search firm to identify Director candidates, Pediatrix did not pay any third parties a fee to assist in the process of identifying or evaluating Director candidates in 2003.

Certain Relationships and Related Transactions

      The following is a summary of certain agreements and transactions among related parties and us. It is our policy that any such agreements and transactions must be entered into in good faith and on fair and reasonable terms that are no less favorable to us than those that would be available to us in a comparable transaction in arms-length dealings with an unrelated third party. We believe that all agreements and transactions described below met that standard at the time they were effected.

      In March 1997, Mr. Alvarez was appointed to Pediatrix’s Board of Directors. Mr. Alvarez is the President and Chief Executive Officer of Greenberg Traurig, P.A., which serves as one of Pediatrix’s outside counsels and receives customary fees for legal services. In 2003, Pediatrix paid Greenberg Traurig, P.A. $194,162 for such services and currently anticipates that this relationship will continue.

      Geraldine Calabro, the wife of Mr. Calabro, Pediatrix’s Chief Operating Officer, is employed by Pediatrix as its Director of Facilities. As Director of Facilities, Mrs. Calabro is responsible for the procurement and administration of Pediatrix’s corporate, regional and physician group facilities. In 2003, Pediatrix paid Mrs. Calabro $83,000 in salary and bonus, granted her options to purchase 5,000 shares of Pediatrix common stock at an exercise price equal to the market price on the date of grant with a three year vesting period and provided her certain health and other benefits customarily provided to other similarly situated Pediatrix employees.

      Virginia Turnier, M.D., the wife of Dr. Medel, Pediatrix’s President and Chief Executive Officer, was our Regional Vice President of Medical Operations until September 30, 1999, and continues to provide certain professional and administrative services to Pediatrix as an employee and as an officer and director for certain of our affiliated professional corporations. As compensation for her continuing services, Dr. Turnier’s options to purchase shares of Pediatrix common stock, which she received when she served as our Regional Vice President of Medical Operations, remain exercisable in accordance with their terms.

DIRECTOR COMPENSATION

      Until June 2003, Pediatrix paid each Director who was neither an employee nor associated with one of Pediatrix’s principal shareholders in accordance with the following Director compensation policies: (i) an annual Director’s fee of $20,000, payable quarterly, (ii) a $1,250 fee for each meeting of the Board of Directors attended by such Director, (iii) an annual retainer of either $2,500 for each committee on which the Director served as a member, or $5,000 for each committee on which the Director served as chair, and (iv) a $500 fee for each committee meeting attended that was not held in conjunction with a regular meeting of the Board of Directors. In addition, it was Pediatrix’s policy to annually (on the date of each annual shareholders’ meeting) award each non-employee Director 3,000 options to purchase Pediatrix common stock at an exercise price equal to the market price on the date of grant and vesting ratably over a three-year period.

      In June 2003, Pediatrix replaced the previously stated policies with the following Director compensation policies for each non-employee Director and Director who is not associated with any of Pediatrix’s principal shareholders: (i) an annual retainer fee of $50,000, payable quarterly, (ii) an annual fee of $7,500 for attendance at meetings, payable quarterly, (iii) an additional retainer fee of $50,000, payable quarterly, for the Chairman of the Board, (iv) an additional retainer of $20,000, payable quarterly, for the chair of the Audit Committee, and (v) an additional retainer of $10,000 per committee, payable quarterly, for the chair of any committee of the Board other than the Audit Committee. In addition, it is Pediatrix’s policy to annually (on the date of each annual shareholders’ meeting) award each non-employee Director immediately vested and exercisable options to purchase 4,000 shares of Pediatrix common stock at an exercise price equal to the market price on the date of grant.

      It is has also been and continues to be Pediatrix’s policy to award each non-employee Director upon his or her initial appointment to the Board of Directors an option to purchase 10,000 shares of Pediatrix common stock effective on the date of such non-employee Director’s appointment, at an exercise price equal to the market price on the date of the grant with a three year vesting period. We grant stock options to purchase Pediatrix common stock to our Directors because we believe that it helps foster a long-term perspective and aligns our Directors’ interests with that of our shareholders. Pediatrix also reimburses all of its Directors for out-of-pocket expenses incurred in connection with the rendering of services as a Director.

      See “Executive Compensation — Employment and Other Agreements” for information regarding Dr. Medel’s compensation as President and Chief Executive Officer of Pediatrix.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      The following table sets forth certain summary information for the years ended December 31, 2003, 2002, and 2001, concerning compensation paid or accrued by Pediatrix and its subsidiaries to or on behalf of:

•	Pediatrix’s Chief Executive Officer;

•	the other executive officers of Pediatrix who were serving as executive officers at the end of the last completed fiscal year and whose total annual salary and bonus, determined as of the end of the last fiscal year, exceeded $100,000; and

•	Pediatrix’s former Chief Executive Officer and one former executive officer who would have been among the four most highly compensated officers for the last completed fiscal year had he been employed with Pediatrix at the end of the last fiscal year.

				Long-Term
				Compensation
				Awards

				Securities
	Annual Compensation			Underlying
Name and Principal Position at				Stock Options	All Other
December 31, 2003	Year	Salary	Bonus(1)	(No. of Shares)	Compensation(2)

Roger J. Medel, M.D.	2003	$600,000	$600,000	200,000	$81,259 (3)
President and	2002	600,000	200,000	25,000	8,792
Chief Executive Officer	2001	600,000	100,000	25,000	6,906
Joseph M. Calabro	2003	$350,000	$500,000	—	$8,693
Chief Operating Officer	2002	300,000	250,000	100,000	8,300
	2001	250,000	150,000	85,000	5,340
Karl B. Wagner	2003	$300,000	$400,000	—	$8,594
Chief Financial Officer and	2002	275,000	225,000	75,000	8,243
Treasurer	2001	225,000	125,000	85,000	5,289
Thomas W. Hawkins(4)	2003	$192,045	$275,000	75,000	$346
Senior Vice President,	2002	—	—	—	—
General Counsel and Secretary	2001	—	—	—	—
Kristen Bratberg(5)	2003	$141,955	$—	—	$213,688
(Former President and	2002	400,000	400,000	200,000	8,420
Chief Executive Officer)	2001	400,000	200,000	150,000	5,469
Brian T. Gillon(6)	2003	$128,333	$—	—	$172,687
(Former Executive Vice President —	2002	300,000	200,000	75,000	8,270
Corporate Development, General	2001	250,000	150,000	85,000	5,316
Counsel and Secretary)

(1)	Includes bonuses paid in a subsequent year for services performed in the year reported.

(2)	Reflects amounts paid by Pediatrix for term life insurance coverage for all individuals, matching contributions to Pediatrix’s 401(k) thrift and profit sharing plans for Messrs. Medel, Calabro, and Wagner and severance payments for Messrs. Bratberg and Gillon.

(3)	Other annual compensation for Dr. Medel for 2003 includes imputed income in the amount of $71,453 for the personal use of Pediatrix’s aircraft in accordance with his employment agreement.

(4)	Mr. Hawkins joined Pediatrix in May 2003 and became Senior Vice President, General Counsel and Secretary in June 2003.

(5)	Mr. Bratberg served as President and Chief Executive Officer of Pediatrix until March 2003.

(6)	Mr. Gillon served as Executive Vice President — Corporate Development, General Counsel and Secretary until June 2003.

Stock Option Grants

      At March 15, 2004, Pediatrix had options granted and outstanding under its Amended and Restated Stock Option Plan covering 3,540,892 shares of its common stock. The weighted average exercise price for such outstanding options was $34.89 and their weighted average term to expiration was 6.9 years. In addition, Pediatrix had options covering 138,343 shares of its common stock available for future grant at March 15, 2004 under its Amended and Restated Stock Option Plan. Except for the Amended and Restated Stock Option Plan and the Pediatrix 2004 Incentive Compensation Plan proposed below, Pediatrix has no other stock option plans pursuant to which options to purchase shares of its common stock are available for future grants.

      The following table sets forth certain information concerning grants of stock options made during 2003 to Pediatrix’s executive officers.

	Individual Option Grants in 2003				Potential Realizable Value at
Assumed Annual Rates of
		% of Total Options			Stock Price Appreciation For
	Number	Granted to	Exercise		Option Term(1)
	of Options	Employees in	Price Per	Expiration
Name	Granted	Fiscal 2003	Share(2)	Date	5%	10%

Roger J. Medel, M.D.	200,000	19.96%	$25.30	4/2/2013	$3,182,207	$8,064,337
Joseph M. Calabro	—	—	—	—	—	—
Karl B. Wagner	—	—	—	—	—	—
Thomas W. Hawkins(3)	75,000	7.49%	$31.87	5/1/2013	$1,503,215	$3,809,443
Kristen Bratberg(4)	—	—	—	—	—	—
Brian T. Gillon(5)	—	—	—	—	—	—

(1)	Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown, compounded annually, from the date of grant until the end of the option term. The amounts have been calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, a named executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, if the executive were to sell the shares on the date of exercise. Therefore, there is no assurance that the value realized will be equal to or near the potential realizable value as calculated in this table.

(2)	All options were granted at exercise prices equal to the fair market value of Pediatrix’s common stock on the date of grant.

(3)	Mr. Hawkins joined Pediatrix in May 2003 and became Senior Vice President, General Counsel and Secretary in June 2003.

(4)	Mr. Bratberg served as President and Chief Executive Officer of Pediatrix until March 2003.

(5)	Mr. Gillon served as Executive Vice President — Corporate Development, General Counsel and Secretary until June 2003.

Stock Option Exercises and Year-End Option Value Table

      The following table sets forth certain information concerning option exercises in 2003, the number of stock options held by Pediatrix’s executive officers as of December 31, 2003 and the value (based on the fair market value of a share of stock at fiscal year-end) of in-the-money options outstanding as of such date.

			Number of Securities
	Number of Shares		Underlying Unexercised		Value of Unexercised
	Acquired on Exercise/		Options at		In-the-Money Options
	Value Realized		December 31, 2003		at December 31, 2003(1)

Name	Number	Value(2)	Exercisable	Unexercisable	Exercisable	Unexercisable

Roger J. Medel, M.D.	—	—	777,635	200,000	$18,972,900	$5,958,000
Joseph M. Calabro	59,033	$2,149,645	77,633	95,000	$1,126,157	$2,284,344
Karl B. Wagner	—	—	86,666	78,334	$2,439,161	$1,896,193
Thomas W. Hawkins(3)	—	—	—	75,000	—	$1,741,500
Kristen Bratberg(4)	183,333	$1,567,586	—	—	—	—
Brian T. Gillon(5)	28,333	$279,867	—	—	—	—

(1)	The closing sale price for Pediatrix’s common stock as reported on the New York Stock Exchange on December 31, 2003 was $55.09. Value is calculated by multiplying (i) the difference between $55.09 and the option exercise price by (ii) the number of shares of common stock underlying the option.

(2)	Market value of underlying securities at exercise date, minus the exercise price.

(3)	Mr. Hawkins joined Pediatrix in May 2003 and became Senior Vice President, General Counsel and Secretary in June 2003.

(4)	Mr. Bratberg served as President and Chief Executive Officer until March 2003.

(5)	Mr. Gillon served as Executive Vice President — Corporate Development, General Counsel and Secretary until June 2003.

Employment and Other Agreements

      Dr. Medel and Mr. Wagner have both entered into employment agreements with Pediatrix. Pursuant to their employment agreements, Dr. Medel and Mr. Wagner currently receive annual base salaries of $600,000 and $300,000, respectively. Dr. Medel is eligible to receive an annual performance bonus in an amount up to 100% of his base salary based on the achievement of certain individual performance goals and Pediatrix earnings thresholds as established annually by the Compensation Committee. Mr. Wagner is eligible to receive an annual performance bonus in an amount up to 100% of his base salary as determined at the discretion of the Compensation Committee. Dr. Medel’s employment agreement also provides that Dr. Medel may use Pediatrix’s corporate aircraft for personal matters when the aircraft is not being used or needed for Pediatrix business-related matters on such other terms and conditions as determined annually by the Compensation Committee.

      The employment agreements of Dr. Medel and Mr. Wagner provide for payments if the individual is terminated without cause or after a “change in control” as defined in their respective employment agreements. If Dr. Medel were terminated without cause, he would be entitled to an amount equal to 200% of his annual base salary at the highest rate in effect during the immediately preceding twelve months plus the average of the three annual performance bonus payments paid to him in the preceding three years. If Mr. Wagner were terminated without cause, he would be entitled to an amount equal to 50% of his annual base salary at the highest rate in effect during the immediately preceding twelve months. If a change in control event were to occur, Dr. Medel would be entitled to an amount equal to up to 200% of his annual base salary plus the amount of any performance bonus for the twelve months preceding the change in control event; and Mr. Wagner would be entitled to an amount equal to up to 100% of his annual base salary plus the amount of any performance bonus for the twelve months preceding the change in control event. The employment agreements provide that each individual shall not compete with Pediatrix during the employment term and for a period of one year thereafter following the termination of the agreement for any reason.

      In early 2004, the Compensation Committee retained an independent consulting firm to provide advice to the committee regarding executive compensation. Based upon the advice of that consulting firm, in March 2004, the Compensation Committee approved increased salaries for Pediatrix’s executive officers, subject to the execution of new employment agreements with such executive officers, as follows: Dr. Medel, $675,000; Mr. Calabro, $450,000; Mr. Wagner, $375,000; and Mr. Hawkins, $350,000. In addition, the Compensation Committee approved a new bonus plan based upon the attainment of certain predetermined financial targets, subject to approval by our shareholders of the Pediatrix 2004 Incentive Compensation Plan proposed below.

      Mr. Bratberg resigned his positions as President, Chief Executive Officer and Director of Pediatrix effective March 26, 2003. In connection with his resignation, Mr. Bratberg entered into a separation agreement with Pediatrix. Pursuant to the terms of the separation agreement, Mr. Bratberg received severance payments totaling $200,000 in 2003, and was provided a continuation of health benefits for an additional four months following the termination date.

      Mr. Gillon resigned his positions as Executive Vice President — Corporate Development, General Counsel and Secretary effective June 4, 2003. In connection with his resignation, Mr. Gillon entered into a separation agreement with Pediatrix. Pursuant to the terms of the separation agreement, Mr. Gillon is receiving severance payments totaling $300,000 over a twelve month period following the termination date, and was provided with continued eligibility to participate in certain of Pediatrix’s benefit plans (other than equity compensation or bonus plans) through June 2004.

      The executive officers each hold options to purchase Pediatrix common stock granted under Pediatrix’s Amended and Restated Stock Option Plan. Pursuant to Pediatrix’s Amended and Restated Stock Option Plan, such options will become immediately fully exercisable in the event of a “change in control” as defined in such plan.

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee during 2003 were Mr. Alvarez, Dr. Carlo, and Mr. Carlyle. Mr. Carlyle was Chief Executive Officer of Magella prior to its acquisition by Pediatrix in May 2001. Mr. Fernandez, one of our Directors and a member of Pediatrix’s Audit Committee and Nominating and Corporate Governance Committee during 2003, is also Chairman and Chief Executive Officer of CarePlus Health Plans Inc. Dr. Medel, our President and Chief Executive Officer, serves on the Board of Directors of CarePlus Health Plans Inc.

Report of the Compensation Committee on Executive Compensation

      The following report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of Pediatrix’s other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such report by reference.

      Compensation Philosophy. Pediatrix’s executive compensation program primarily consists of the following elements:

•	an annual base salary;

•	an annual performance-based bonus; and

•	periodic grants of stock options.

      Our general philosophy with respect to the compensation of Pediatrix’s executive officers is to offer competitive compensation programs designed to attract, motivate, reward and retain highly-skilled executives critical to the long-term success of Pediatrix and to recognize an individual’s contribution and personal performance. We believe that this approach serves Pediatrix’s shareholders’ best interests by tying a significant portion of Pediatrix’s executive compensation to the achievement of predetermined objectives that are aligned with Pediatrix’s corporate goals and its financial performance.

      In establishing the executive compensation program, we take into account the financial performance of Pediatrix and compensation trends for comparable companies, and gauge achievement of corporate and individual financial and non-financial objectives. The base salaries of Pediatrix’s executive officers have been fixed at levels that we believe are competitive to retain and motivate key executives. Performance bonuses have been structured to reinforce the achievement of both short and long-term Pediatrix objectives. Pediatrix uses stock options to foster a long-term perspective aligned with that of its shareholders.

      We consider the anticipated tax treatment of various payments and benefits when determining executive compensation and administer the executive compensation program in a manner that maximizes the tax deductibility of compensation paid to Pediatrix’s executives to the extent possible. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), limits the tax deduction to $1 million for compensation paid to Pediatrix’s five most highly compensated executive officers, unless certain requirements are met. In order to comply with Section 162(m), the Amended and Restated Stock Option Plan limits the number of shares underlying options awardable during the 10-year term of the stock option plan to any plan participant and is administered by us, a Board committee consisting of only “outside directors” (as defined in Section 162(m)). While the tax impact of any compensation is one factor to consider, we believe that Pediatrix’s priority is to attract and retain highly skilled executives to manage the company and, in some cases, the loss of a tax deduction may be necessary to accomplish that goal.

      The following is a summary of the considerations underlying each component of compensation paid to Pediatrix’s executive officers for 2003.

      Base Salary. We review and recommend to the Board of Directors the base salaries for executive officers, taking into account plan designs approved by the Board of Directors and financial results reviewed by the Audit Committee. The base salaries of Pediatrix’s executive officers have been fixed at levels that we believe are competitive to retain and motivate highly skilled executives. In response to Pediatrix’s increased financial performance in 2003 as compared to 2002 and compensation trends at comparable companies, we generally increased executive salaries in 2003, including those of Messrs. Calabro and Wagner as set forth in the Annual Compensation Table above.

      Performance Bonus. We set performance goals for performance-based compensation to executive officers, review performance goals and executive officer performance, determine whether performance goals and any other material terms were met, and make recommendations to the Board of Directors with respect to performance-based compensation for executive officers. In 2003, the amount of the performance bonus awarded to Mr. Calabro was based on attaining performance objectives, including predetermined financial targets for Pediatrix’s performance for 2003. The amount of the performance bonuses awarded to Messrs. Wagner and Hawkins were determined at our discretion and based on the attainment of individual performance objectives.

      Since we determined that each of Messrs. Calabro, Hawkins and Wagner met all of their individual performance objectives, we recommended that the Board award each the maximum performance bonus to which he was eligible. In addition, we also recommended that the Board award Messrs. Calabro, Hawkins and Wagner a one time additional bonus to recognize their outstanding performance under extraordinary circumstances faced by Pediatrix during 2003.

      Stock Options. We supervise the administration of Pediatrix’s Amended and Restated Stock Option Plan and recommend and approve stock option grants to Pediatrix’s executives. We believe that awarding stock options to our executive officers will foster a long-term perspective and align our executive officers’ interests with that of our shareholders. In May 2003, when Mr. Hawkins first joined Pediatrix, we granted Mr. Hawkins options to acquire 75,000 shares of Pediatrix common stock at an exercise price equal to the market price on the date of grant with a three year vesting period.

      2003 Compensation for the Chief Executive Officer. We review and approve Pediatrix’s goals and objectives relevant to our Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of Pediatrix’s goals and objectives, and set the Chief Executive Officer’s compensation level based on this evaluation. Mr. Bratberg served as Pediatrix’s Chief Executive Officer until March 2003.

During his employment as Chief Executive Officer in 2003, Mr. Bratberg received $141,955 in base salary. In connection with his separation from Pediatrix, Mr. Bratberg also received severance payments totaling $200,000 in 2003. In March 2003, Dr. Medel reassumed the role of Chief Executive Officer, a position he had held until December 31, 2002 and entered into a new employment agreement with Pediatrix on substantially similar terms as those that had been set forth in Mr. Bratberg’s employment agreement. During 2003, Dr. Medel received a base salary of $600,000 and was awarded a performance bonus of $600,000. The amount of Dr. Medel’s performance bonus, which we recommended that the Board award, was based on attaining performance objectives, including predetermined financial targets for Pediatrix’s performance for 2003. Dr. Medel also received options to acquire 200,000 shares of Pediatrix common stock at an exercise price equal to the market price on the date of grant with a three year vesting period, which was the same number of options that had been granted to Mr. Bratberg in August 2002 but were cancelled upon his resignation.

Submitted by the Compensation Committee of the Board of Directors.

Waldemar A. Carlo, M.D.

John K. Carlyle
Michael B. Fernandez

Performance Graph

      The following performance graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of Pediatrix’s other filings under the Securities Act or the Exchange Act.

      The following graph compares the cumulative total shareholder return on $100 invested on December 31, 1998 in Pediatrix’s common stock against the cumulative total return of the NYSE Composite Index, NASDAQ Composite Index and the NASDAQ Health Index. The returns are calculated assuming reinvestment of dividends. The graph covers the period from December 31, 1998 through December 31, 2003. Pediatrix’s common stock is listed on the New York Stock Exchange under the trading symbol “PDX.”

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Pediatrix Medical Group, Inc.	$100.00	$11.68	$40.15	$56.59	$66.84	$91.91
NYSE Composite Index	$100.00	$109.07	$110.25	$98.99	$79.37	$102.23
NASDAQ Composite Index	$100.00	$185.43	$111.83	$88.76	$61.37	$91.75
NASDAQ Health Index	$100.00	$80.44	$110.42	$119.38	$102.86	$157.29

SHARE OWNERSHIP INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires Pediatrix’s executive officers and Directors, and persons who own more than 10% of Pediatrix’s common stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Pediatrix common stock. Our executive officers, Directors and greater than 10% shareholders also are required by rules promulgated by the Securities and Exchange Commission to furnish Pediatrix with copies of all Section 16(a) forms they file.

      Based solely on a review of the copies of such reports furnished to Pediatrix, the absence of a Form 3, 4 or 5, or representations from certain reporting persons that no Forms 5 were required, Pediatrix believes that all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2003, except as follows: Mr. Carlyle filed a Form 5 on November 14, 2003 to report a transaction that should have been reported on a Form 4 by June 10, 2002 and Mr. Calabro filed a Form 5 to report a transaction on November 17, 2003 that should have been reported on a Form 4 by February 12, 2003.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information concerning the beneficial ownership of common stock of Pediatrix as of March 15, 2004 for the following:

•	Each shareholder who is known by Pediatrix to own beneficially more than 5% of the outstanding shares of Pediatrix common stock;

•	Each of Pediatrix’s current Directors and nominees for Director;

•	Pediatrix’s Chief Executive Officer and the other executive officers of Pediatrix who were serving as executive officers at the end of the last completed fiscal year and whose total annual salary and bonus, determined as of the end of the last fiscal year, exceeded $100,000;

•	Pediatrix’s former Chief Executive Officer and one former executive officer who would have been among the four most highly compensated officers for the last completed fiscal year had he been employed with Pediatrix at the end of the last fiscal year; and

•	All of Pediatrix’s Directors and executive officers as a group.

	Common Stock
	Beneficially Owned(2)

Name of Beneficial Owner(1)	Shares	Percent

Roger J. Medel, M.D.(3)	876,907	3.60%
John K. Carlyle(4)	11,000	*
Cesar L. Alvarez(5)	25,000	*
Waldemar A. Carlo, M.D.(6)	19,000	*
Michael B. Fernandez(7)	28,400	*
Roger K. Freeman, M.D.(8)	4,400	*
Paul G. Gabos(9)	14,000	*
Lawrence M. Mullen(10)	—	—
Joseph M. Calabro(11)	25,002	*
Thomas W. Hawkins(12)	25,000	*
Karl B. Wagner(13)	59,798	*
Kristen Bratberg(14)	—	—
Brian T. Gillon(15)	40	*
All Directors and executive officers as a group (12 persons)(16)	1,088,547	4.46%
Wasatch Advisors, Inc.(17)	3,168,891	13.00%
Barclays Global Investors, N.A.(18)	1,735,231	7.11%
Earnest Partners, LLC(19)	1,324,855	5.43%

*	Less than one percent.

(1)	Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Pediatrix Medical Group, Inc., 1301 Concord Terrace, Sunrise, Florida 33323. Each holder is a beneficial owner of common stock of Pediatrix.

(2)	Based on 24,385,128 shares of common stock issued and outstanding as of March 15, 2004. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under that rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days of March 15, 2004, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power, or shares such powers with his or her spouse, with respect to the shares shown as beneficially owned.

(3)	Includes (i) 240 shares owned by Dr. Medel’s children, as to which Dr. Medel disclaims beneficial ownership, (ii) 766,667 shares of common stock subject to presently exercisable options, and (iii) 110,000 shares subject to presently exercisable options held by his wife.

(4)	All 11,000 shares of common stock are subject to presently exercisable options or options that will be exercisable within 60 days of March 15, 2004. Mr. Carlyle’s address is 6 Cliff Trail, Frisco, Texas 75034. Mr. Carlyle is not standing for reelection at the 2004 Annual Shareholders’ Meeting.

(5)	All 25,000 shares of common stock are subject to presently exercisable options or options that will be exercisable within 60 days of March 15, 2004. Mr. Alvarez’s address is 1221 Brickell Avenue, 22nd Floor, Miami, Florida 33131.

(6)	All 19,000 shares of common stock are subject to presently exercisable options or options that will be exercisable within 60 days of March 15, 2004. Dr. Carlo’s address is 525 New Hillman Building, Birmingham, Alabama 35233.

(7)	Includes (i) 2,400 shares of common stock directly owned, and (ii) 26,000 shares of common stock that are subject to presently exercisable options or options that will be exercisable within 60 days of

March 15, 2004. Mr. Fernandez’s address is 55 Alhambra Plaza, Suite 700, Coral Gables, Florida 33134.

(8)	Includes (i) 400 shares of common stock directly owned, and (ii) 4,000 shares of common stock that are subject to presently exercisable options. Dr. Freeman’s address is 41 Rivo Alto Canal, Long Beach, California 90803.

(9)	All 14,000 shares of common stock are subject to presently exercisable options. Mr. Gabos’ address is 19387 U.S. 19 North, Clearwater, Florida 33764.

(10)	Mr. Mullen’s address is 1605 SE 9th Street, Fort Lauderdale, Florida 33316.

(11)	Includes (i) 25,000 shares of common stock that are subject to presently exercisable options, (ii) one share directly owned which was acquired through Pediatrix’s employee stock purchase plans, and (iii) one share directly owned by his wife which was acquired through Pediatrix’s employee stock purchase plans and as to which Mr. Calabro disclaims beneficial ownership.

(12)	All 25,000 shares of common stock are subject to options that will be exercisable within 60 days of March 15, 2004.

(13)	Includes (i) 348 shares accumulated through Pediatrix’s 401(k) thrift and profit sharing plans, (ii) 1,117 shares directly owned that were acquired through Pediatrix’s employee stock purchase plans, and (iii) 58,333 shares of common stock that are subject to presently exercisable options.

(14)	Mr. Bratberg served as President and Chief Executive Officer until March 2003.

(15)	Mr. Gillon served as Executive Vice President — Corporate Development, General Counsel and Secretary until June 2003.

(16)	Includes 1,084,000 shares of common stock that are subject to presently exercisable options.

(17)	Wasatch Advisors, Inc., a registered investment advisor, is deemed to have beneficial ownership of 3,168,891 shares based on the most recent Schedule 13G. The address of Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, Utah 84111.

(18)	Barclays Global Investors, NA, a registered investment advisor, is deemed to have beneficial ownership of 1,735,231 shares based on the most recent Schedule 13G. The address of Barclays Global Investors, NA is 45 Fremont Street, San Francisco, California 94105.

(19)	Earnest Partners, LLC, a registered investment advisor, is deemed to have beneficial ownership of 1,324,855 shares based on the most recent Schedule 13G. The address of Earnest Partners, LLC is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309.

INDEPENDENT AUDITORS

Appointment of Independent Auditors for 2004

      Pediatrix’s independent auditors for the year ended December 31, 2003, was the firm of PricewaterhouseCoopers LLP (“PwC”). The Audit Committee has reappointed PwC as the independent public accounting firm to perform audit services for Pediatrix in 2004. Pediatrix expects that representatives of PwC will attend the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees Paid to Independent Auditors

      The aggregate fees billed by PwC for the indicated services rendered during fiscal years 2003 and 2002 were as follows:

Audit Fees

      PwC has billed Pediatrix $295,500, in the aggregate, for professional services for the audit of Pediatrix’s consolidated financial statements for the year ended December 31, 2003, reviews of Pediatrix’s interim consolidated financial statements which are included in each of Pediatrix’s Quarterly Reports on Form 10-Q for the year ended December 31, 2003 and statutory audits of Pediatrix’s wholly-owned captive insurance subsidiary. During 2002, audit fees totaled $242,750 and included professional services for the audit of Pediatrix’s consolidated financial statements for the year ended December 31, 2002 and reviews of Pediatrix’s interim consolidated financial statements which are included in each of Pediatrix’s Quarterly Reports on Form 10-Q for the year ended December 31, 2002.

Audit Related Fees

      During 2003, PwC billed Pediatrix $43,000 for audit related professional services. These services included the audit of Pediatrix’s benefit plans and consultations concerning financial accounting and reporting standards. During 2002, audit related fees totaled $32,500 and included professional services related to Pediatrix’s benefit plans.

Tax Fees

      During 2003, PwC billed Pediatrix $27,500 for tax consultation services. In 2002, PwC billed Pediatrix $20,000 for tax consultation services.

All Other Fees

      There were no other fees billed by PwC for 2003 or 2002.

PROPOSAL 2: APPROVAL OF THE PEDIATRIX 2004 INCENTIVE COMPENSATION PLAN

Background and Purpose

      On March 31, 2004, Pediatrix’s Board of Directors adopted the Pediatrix 2004 Incentive Compensation Plan, which we refer to as the 2004 Plan, and recommended that it be submitted to Pediatrix’s shareholders for their approval at the 2004 annual meeting.

      The terms of the 2004 Plan provide for grants of stock options, stock appreciation rights or SARs, restricted stock, deferred stock, other stock-related awards and performance awards that may be settled in cash, stock or other property.

      The purpose of the 2004 Plan is to provide a means for Pediatrix and its subsidiaries, other designated affiliates and its affiliated professional associations, corporations and partnerships (“Related Entities”), to attract key personnel to provide services to Pediatrix and the Related Entities, as well as to provide a means whereby those key persons can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of Pediatrix and its Related Entities and promoting the mutuality of interests between participants and Pediatrix’s shareholders. A further purpose of the 2004 Plan is to provide participants with additional incentive and reward opportunities designed to enhance the profitable growth of Pediatrix and its Related Entities, and provide participants with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value.

      The effective date of the 2004 Plan is the date on which the 2004 Plan is approved by our shareholders. As of the date of this proxy statement, no awards have been granted under the 2004 Plan.

      Shareholder approval of the 2004 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code, as described below, (ii) for the 2004 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Exchange Act, (iii) to comply with the incentive stock option rules under Section 422 of the Internal Revenue Code, and (iv) to comply with the shareholder approval requirements of the New York Stock Exchange.

      The following is a summary of certain principal features of the 2004 Plan. This summary is qualified in its entirety by reference to the complete text of the 2004 Plan. Shareholders are urged to read the actual text of the 2004 Plan in its entirety which is set forth as Exhibit A to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations

      Under the 2004 Plan, the total number of shares of Pediatrix common stock that may be subject to the granting of awards shall be equal to 2,000,000 shares, plus the number of shares with respect to which awards previously granted thereunder that terminate without being exercised and, subject to certain restrictions, the number of shares that are surrendered in payment of any awards or any tax withholding requirements. Of the 2,000,000 shares specified above, no more than 1,000,000 shares shall be available for awards that are not options or SARs with an exercise or grant price at least equal to the fair market value of the stock with respect to which the award is granted.

      Awards with respect to shares that are granted to replace outstanding awards or other similar rights that are assumed or replaced by awards under the 2004 Plan pursuant to the acquisition of a business are not subject to, and do not count against, the foregoing limit.

      In addition, the 2004 Plan imposes individual limitations on the amount of certain awards in part to comply with Internal Revenue Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of Pediatrix common stock, deferred shares of Pediatrix common stock, shares as a bonus or in lieu of other Pediatrix obligations, and other stock-based awards granted to any one participant may not exceed 350,000 shares of Pediatrix common stock for each type of such award, subject to adjustment in certain circumstances. The maximum amount that may be earned by any one participant as a performance award in respect of a performance period of one year is $5,000,000, and in respect of a performance period greater than one year is $10,000,000.

      The Compensation Committee of our Board of Directors will administer the 2004 Plan. See “Administration.” The Compensation Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of Pediatrix common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Pediatrix common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Compensation Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

      The persons eligible to receive awards under the 2004 Plan are the officers, Directors, employees and independent contractors of Pediatrix and its Related Entities. An employee on leave of absence may be considered as still in the employ of Pediatrix or a Related Entity for purposes of eligibility for participation in the 2004 Plan.

Administration

      The Compensation Committee of Pediatrix’s Board of Directors will administer the 2004 Plan. The 2004 Plan must be administered by members of our Board of Directors who are “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m) of the Internal Revenue Code, and “independent” as defined by the New York Stock Exchange (or any other national securities exchange on which any securities of Pediatrix may be listed for trading in the future). However, to the extent that our Board of Directors elects to administer the 2004 Plan, the “independent” members of the Board may exercise any power or authority granted to the Compensation Committee. Subject to the terms of the 2004 Plan, the Compensation Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of Pediatrix common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2004 Plan and make all other determinations that may be necessary or advisable for the administration of the 2004 Plan.

Stock Options and SARs

      The Compensation Committee is authorized to grant stock options, including both incentive stock options or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of Pediatrix common stock on the date of exercise (or the “change in control price,” as defined in the 2004 Plan, following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Compensation Committee, provided that the exercise price must not be less than the fair market value of a share of Pediatrix common stock on the date of grant. For purposes of the 2004 Plan, the term “fair market value” means the fair market value of Pediatrix common stock, awards or other property as determined by the Compensation Committee or under procedures established by the Compensation Committee. Unless otherwise determined by the Compensation Committee or Pediatrix’s Board of Directors, the fair market value of Pediatrix common stock as of any given date shall be the closing sales price per share of Pediatrix common stock as reported on the principal stock exchange or market on which Pediatrix common stock is traded on the date that immediately precedes the date as of which such value is being determined (or as of such later date as determined by the Compensation Committee on the date the award is granted) or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment or service generally are fixed by the Compensation Committee except that no option or SAR may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months (or that the Compensation Committee otherwise determines will not result in a financial accounting charge to Pediatrix), outstanding awards or other property having a fair market value equal to the exercise price, as the Compensation Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Compensation Committee. SARs granted under the 2004 Plan may include “limited SARs” exercisable for a stated period of time following a change in control of Pediatrix or upon the occurrence of some other event specified by the Compensation Committee, as discussed below.

Restricted and Deferred Stock

      The Compensation Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Pediatrix common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Compensation Committee. A participant granted restricted stock generally has all of the rights of a shareholder of Pediatrix, unless otherwise determined by the Compensation Committee. An award of deferred stock confers upon a participant the right to receive shares of Pediatrix common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

      The Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Pediatrix common stock, other awards or other property equal in value to dividends paid on a specific number of shares of Pediatrix common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Pediatrix common stock, awards or otherwise as specified by the Compensation Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

      The Compensation Committee is authorized to grant shares of Pediatrix common stock as a bonus free of restrictions, or to grant shares of Pediatrix common stock or other awards in lieu of Pediatrix obligations to pay cash under the 2004 Plan or other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Other Stock-Based Awards

      The Compensation Committee is authorized to grant awards under the 2004 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Pediatrix common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Pediatrix common stock, purchase rights for shares of Pediatrix common stock, awards with value and payment contingent upon performance of Pediatrix or any other factors designated by the Compensation Committee, and awards valued by reference to the book value of shares of Pediatrix common stock or the value of securities of or the performance of specified Related Entities or business units. The Compensation Committee determines the terms and conditions of such awards.

Performance Awards

      The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Compensation Committee. In addition, the 2004 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of Pediatrix common stock or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the Compensation Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Compensation Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by Pediatrix under Internal Revenue Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means Pediatrix’s chief executive officer and each other person whose compensation is required to be disclosed in Pediatrix’s filings with the Securities and Exchange Commission by reason of that person being among the four highest compensated officers of Pediatrix as of the end of a taxable year. If and to the extent required under

Section 162(m) of the Internal Revenue Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Internal Revenue Code is to be exercised by the Compensation Committee, not Pediatrix’s Board of Directors.

      Subject to the requirements of the 2004 Plan, the Compensation Committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. One or more of the following business criteria for Pediatrix, on a consolidated basis, and/or for Related Entities, or for business or geographical units of Pediatrix and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Compensation Committee in establishing performance goals for performance awards to “covered employees” that are intended to qualify under Section 162(m): (1) earnings per share; (2) revenues; (3) margins; (4) cash flow; (5) operating margins; (6) operating income; (7) return on net assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) direct contribution; (13) net income; (14) pretax earnings; (15) earnings before interest, taxes, depreciation and amortization; (16) pretax earnings after interest expense and before extraordinary or special items; (17) operating income; (18) income before interest income or expense, unusual items and income taxes, local, state or Federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of Pediatrix; (19) working capital; (20) management of fixed costs or variable costs; (21) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (22) total shareholder return; (23) debt reduction; and (24) any of the above goals determined on an absolute or relative basis in comparison to prior periods or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. In granting performance awards, the Compensation Committee may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 2004 Plan (including, for example, total shareholder return, net income, pretax earnings, EBITDA, earnings per share and return on investment). During the first 90 days of a performance period, the Compensation Committee will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.

      After the end of each performance period, the Compensation Committee will determine (i) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools and (ii) the amount of any other potential performance awards payable to participants in the 2004 Plan. The Compensation Committee may, in its discretion, determine that the amount payable as a performance award will be increased or reduced from the amount of any potential award.

Other Terms of Awards

      Awards may be settled in the form of cash, shares of Pediatrix common stock, other awards or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Compensation Committee is authorized to place cash, shares of Pediatrix common stock or other property in trusts or make other arrangements to provide for payment of Pediatrix’s obligations under the 2004 Plan. The Compensation Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of Pediatrix common stock or other property to be distributed will be withheld (or previously acquired shares of Pediatrix common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2004 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.

      Awards under the 2004 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Compensation Committee may, however, grant awards in exchange for other awards under the 2004 Plan awards or under other Company plans, or other rights to payment from Pediatrix, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

      The Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement, vesting shall occur automatically in the case of a “change in control” of Pediatrix, as defined in the 2004 Plan (including the cash settlement of SARs and “limited SARs” which may be exercisable in the event of a change in control). In addition, the Compensation Committee may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any “change in control.” Upon the occurrence of a change in control, if so provided in the award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined “change in control price,” which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of Pediatrix, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control.

Amendment and Termination

      Pediatrix’s Board of Directors may amend, alter, suspend, discontinue or terminate the 2004 Plan or the Compensation Committee’s authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of the New York Stock Exchange or any stock exchange or quotation system on which shares of Pediatrix common stock are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 2004 Plan which might increase the cost of the 2004 Plan or alter the eligibility of persons to receive awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although Pediatrix’s Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by Pediatrix’s Board of Directors, the 2004 Plan will terminate at such time as no shares of Pediatrix common stock remain available for issuance under the 2004 Plan and Pediatrix has no further rights or obligations with respect to outstanding awards under the 2004 Plan.

Federal Income Tax Consequences of Awards

      The 2004 Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

      On exercise of a nonqualified stock option granted under the 2004 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of Pediatrix or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the holding period for those shares will begin on that date.

      If an optionee pays for shares of stock on exercise of an option by delivering shares of Pediatrix’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his or her tax basis in the shares delivered, and the holding period for those shares will include the holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

      Pediatrix will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for Pediatrix and is reasonable in amount, and either the employee includes that amount in income or Pediatrix timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

      The 2004 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Internal Revenue Code (“ISOs”). Under the Internal Revenue Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

      If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

      An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” on the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

      For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

      Pediatrix is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, Pediatrix is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for Pediatrix and is reasonable in amount, and either the employee includes that amount in income or Pediatrix timely satisfies its reporting requirements with respect to that amount.

Stock Awards

      Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2004 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

      The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2004 Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights

      Pediatrix may grant SARs separate from any other award (“Stand-Alone SARs”), or in tandem with options (“Tandem SARs”), under the 2004 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

      With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

      With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

      In general, there will be no Federal income tax deduction allowed to Pediatrix upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, Pediatrix will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Dividend Equivalents

      Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the award received. Pediatrix generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Section 162 Limitations

      The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year, beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility limitation, and therefore remains fully deductible by the company that pays it. Pediatrix intends that options granted to employees, who the Compensation Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such “performance-based compensation,” so that such options will not be subject to the Section 162(m) deductibility limitation of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of Pediatrix to ensure that options under the 2004 Plan will qualify as “performance-based compensation” that is fully deductible by Pediatrix under Section 162(m).

Importance of Consulting Tax Adviser

      The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

      Pediatrix’s Board of Directors Recommends a Vote “For” Approval of the Pediatrix 2004 Incentive Compensation Plan.

OTHER BUSINESS

      The Board of Directors knows of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares they represent in accordance with the recommendation of Pediatrix’s Board of Directors.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

      As more specifically provided in our Amended and Restated Articles of Incorporation, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of our Board of Directors or by a shareholder entitled to vote who has delivered proper notice, together with the information required by the Articles, to us not less than 120 days nor more than 180 days prior to the first anniversary of the preceding year’s notice of annual meeting. Accordingly, any shareholder proposal to be considered at the 2005 Annual Meeting of Shareholders must be properly submitted to us on or before December 10, 2004, but not earlier than October 11, 2004, or such proposal will be considered untimely. A copy of the provision of Pediatrix’s Articles relating to shareholder nominations is available upon request from Pediatrix’s Secretary at 1301 Concord Terrace, Sunrise, FL 33323. These requirements are separate from the Securities and Exchange Commission’s requirements that a shareholder must meet in order to have a shareholder proposal included in our proxy statement for the 2005 Annual Meeting of Shareholders.

      Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2005 Annual Shareholders Meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act and Pediatrix’s Amended and Restated Articles of Incorporation. To be eligible for inclusion in such proxy materials, shareholder proposals must be received by our Secretary, at the address noted above, not later than December 10, 2004. No shareholder proposal was properly received for inclusion in this proxy statement.

EXHIBIT A

PEDIATRIX MEDICAL GROUP, INC.

2004 INCENTIVE COMPENSATION PLAN

PEDIATRIX MEDICAL GROUP, INC.

2004 INCENTIVE COMPENSATION PLAN

1.	Purpose	1
2.	Definitions	1
3.	Administration	3
	(a) Authority of the Committee	3
	(b) Manner of Exercise of Committee Authority	3
	(c) Limitation of Liability	4
4.	Stock Subject to Plan	4
	(a) Limitation on Overall Number of Shares of Stock Subject to Awards	4
	(b) Application of Limitation to Grants of Awards	4
	(c) Availability of Shares of Stock Not Delivered under Awards	4
	(d) Acquisitions	5
5.	Eligibility; Per-Person Award Limitations	5
6.	Specific Terms of Awards	5
	(a) General	5
	(b) Options	5
	(c) SARs	6
	(d) Restricted Stock	6
	(e) Deferred Stock	7
	(f) Bonus Stock and Awards in Lieu of Obligations	8
	(g) Dividend Equivalents	8
	(h) Annual Incentive and Performance Awards	8
	(i) Other Stock-Based Awards	8
7.	Certain Provisions Applicable to Awards	8
	(a) Stand-Alone, Additional, Tandem, and Substitute Awards	8
	(b) Term of Awards	9
	(c) Form and Timing of Payment Under Awards; Deferrals	9
	(d) Exemptions from Section 16(b) Liability	9
8.	Performance Awards	9
	(a) Performance Awards Generally	9
	(b) Performance Awards Granted to Designated Covered Employees	10
	(c) Written Determinations	11
	(d) Status of Section 8(b) Under Code Section 162(m)	11
9.	Change in Control	11
	(a) Effect of “Change in Control.”	11
	(b) Definition of “Change in Control.”	12
	(c) Definition of “Change in Control Price.”	12
10.	General Provisions	12
	(a) Compliance With Legal and Other Requirements	12
	(b) Limits on Transferability; Beneficiaries	12
	(c) Adjustments	13
	(d) Taxes	14
	(e) Changes to the Plan and Awards	14

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(f) Limitation on Rights Conferred Under Plan	14
(g) Unfunded Status of Awards; Creation of Trusts	14
(h) Nonexclusivity of the Plan	14
(i) Payments in the Event of Forfeitures; Fractional Shares of Stock	15
(j) Governing Law	15
(k) Plan Effective Date and Shareholder Approval; Termination of Plan	15
(l) Non-U.S. Laws	15

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PEDIATRIX MEDICAL GROUP, INC.

2004 INCENTIVE COMPENSATION PLAN

      1.     Purpose. The purpose of this 2004 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist PEDIATRIX MEDICAL GROUP, INC., a Florida corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (as defined below).

      2.     Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Applicable Directors” means the Applicable Directors as defined in Section 9(b)(iii) of the Plan.

(b) “Award” means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Change in Control” means a Change in Control as defined with related terms in Section 9 of the Plan.

(g) “Change in Control Price” means the amount calculated in accordance with Section 9(c) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means the Compensation Committee of the Board, excluding any member who is not (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) Independent.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(d) of the Plan.

(m) “Deferred Stock” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

(n) “Director” means a member of the Board or the board of directors of any Related Entity.

(o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(q) “Effective Date” means the effective date of the Plan, which shall be the date on which this Plan shall be approved by the shareholders of the Company.

(r) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Code Sections 424(e) and (f), respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(u) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date that immediately precedes the date as of which such value is being determined (or as of such later date as determined by the Committee on the date the Award is granted) or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(v) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Independent”, when referring to members of the Board, shall have the same meaning as used in the rules of the New York Stock Exchange or any other national securities exchange on which any securities of the Company are listed for trading in the future, and if not listed for trading, by the rules of the New York Stock Exchange.

(x) “Limited SAR” means a right granted to a Participant under Section 6(c) hereof that may be exercised only in the event of a Change in Control or upon the occurrence of some other event specified by the Committee.

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(y) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(z) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(aa) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(bb) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(cc) “Performance Award” means a conditional right granted to an Eligible Person in accordance with Section 8 hereof, to receive a cash payment, Stock or other Award based upon performance criteria specified by the Committee.

(dd) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly, as well as any professional association, corporation or partnership that is affiliated with the Company.

(ee) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(ff) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(gg) “SAR” means a right granted to a Participant under Section 6(c) hereof.

(hh) “Stock” means the Company’s common stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

(ii) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

      3.     Administration.

      (a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those Directors who are Independent, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

      (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and

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binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

      (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

      4.     Stock Subject to Plan.

      (a) Limitation on Overall Number of Shares of Stock Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 2,000,000, of which not more than 1,000,000 shall be available for Awards other than Options or SARs with an exercise or grant price at least equal to the Fair Market Value of the Stock with respect to which the Award is granted. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such an Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan, minus the number of shares of Stock issuable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

      (c) Availability of Shares of Stock Not Delivered under Awards. Shares of Stock subject to an Award under the Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or award or taxes related to Awards or awards, and (ii) until the tenth anniversary of the most recent date on which the shareholders of the Company approved the Plan (or until such other time as may be necessary to satisfy the applicable requirements of the New York Stock Exchange or such other exchange on which the shares of Stock may be traded, with regard to shareholder approval), the number of shares surrendered in payment of any exercise or purchase price of an Award or award or taxes related to any Award or award, will again be available for any type of Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation. Notwithstanding the foregoing, shares withheld or surrendered in payment of any exercise price or purchase price of an Award or award or taxes related to an Award or award shall not again be available for Awards under the Plan if and to the extent that making those shares again available would require shareholder approval in order to comply with the requirements for Incentive Stock Options under the Code or any other applicable law or regulation, or the requirements of the New York Stock Exchange or such other exchange on which the shares of Stock may be traded.

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      (d) Acquisitions. In connection with the acquisition of any business by the Company or any of its Subsidiaries or Related Entities, any outstanding awards or other similar rights pertaining to such business may be assumed or replaced by Awards under the Plan upon such terms and conditions as the Committee determines. The date of any such Award shall relate back to the date of the initial award being assumed or replaced, and service with the acquired business shall constitute service with the Company or its Subsidiaries or Related Entities for purposes of such Award. Any shares of Stock underlying any Award issued to replace any awards being assumed or replaced pursuant to any such acquisition shall be disregarded for purposes of applying the limitations under, and shall not reduce the number of shares of Stock available under, this Section 4.

      5.     Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 350,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(i), and 8(b). In addition, the maximum amount that may be earned by any one Participant as a Performance Award, whether payable in cash, shares of Stock, or other property, in respect of a Performance Award for an annual performance period shall be $5,000,000, and in addition, the maximum amount that may be earned by any one Participant as a Performance Award, whether payable in cash, shares of Stock, or other property, in respect of a performance period greater than one year shall be $10,000,000.

      6.     Specific Terms of Awards.

      (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

      (b) Options. The Committee is authorized to grant Options to Eligible Persons on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-

5

Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary and an Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company and its Subsidiaries during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

      (c) SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a “Limited SAR” that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee. The grant price of a SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

      (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the

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Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

      (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Eligible Persons, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

(i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant’s Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

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(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

      (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock to Eligible Persons as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

      (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

      (h) Annual Incentive and Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Stock, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8.

      (i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee shall determine. The Committee shall have the discretion to grant Options and other Awards which are exercisable for Stock or other Awards, such as Restricted Stock or Deferred Stock and to specify the terms and conditions under which non-vested shares of Stock or other Awards acquired upon exercise of those Awards that are forfeited may be cancelled or reacquired by the Company. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(i).

      7.     Certain Provisions Applicable to Awards.

      (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for

8

the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or SARs granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

      (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

      (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the New York Stock Exchange or any other national securities exchange on which the Company’s securities are listed for trading in the future. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

      (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

      8.     Performance Awards.

      (a) Performance Awards Generally. The Committee is authorized to grant Performance Awards payable in cash, Stock, or other Awards, on terms and conditions established by the Committee, subject to the provisions of this Section 8 and the other provisions of this Plan. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, or such other personal or business goals and objectives, as the Committee shall determine. Performance Awards may be annual Performance Awards based upon performance during performance periods of 12-months and/or long-term Performance Awards based on performance during performance periods of more than one year. The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. Achievement of performance goals in respect of such Performance Awards shall be measured over any performance period determined by the Committee. During the performance period, the Committee shall have the authority to adjust the performance goals and objectives for such performance period for such reasons as it deems equitable with the consent of the Participant (or without the consent of the

9

Participant to the extent provided in Section 10(c)(iii)). The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals during the given performance period, as specified by the Committee. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of the participant’s employment or service prior to the end of a performance period or settlement of Performance Awards. In the case of any Performance Award intended to qualify under Code Section 162(m), the Performance Awards shall be subject to the limitations set forth in Section 8(b) hereof, which shall override any provisions in this Section 8(a) that are inconsistent therewith.

      (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), then any power or authority relating to a Performance Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not the Board and the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; (3) margins; (4) cash flow; (5) operating margin; (6) operating income; (7) return on net assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) direct contribution; (13) net income; (14) pretax earnings; (15) earnings before interest, taxes, depreciation and amortization; (16) pretax earnings after interest expense and before extraordinary or special items; (17) operating income; (18) income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (19) working capital; (20) management of fixed costs or variable costs; (21) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (22) total shareholder return; (23) debt reduction; and (24) any of the above goals determined on an absolute or relative basis in comparison to prior periods, or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company.

(iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to

10

ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Determination of Amount of Performance Award. After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of the potential Performance Award otherwise payable to each Participant.

(vi) Settlement of Performance Awards; Other Terms. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a performance period or settlement of Performance Awards.

      (c) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards if and to the extent required to comply with Code Section 162(m).

      (d) Status of Section 8(b) Under Code Section 162(m). It is the intent of the Company that Performance Awards under Section 8(b) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), and (d) including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreements relating to Performance Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

      9.     Change in Control.

      (a) Effect of  “Change in Control.” If and only to the extent provided in the Award agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) any Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof;

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(ii) any Limited SARs (and other SARs if so provided by their terms) shall become immediately vested and exercisable and if and to the extent settleable for cash, shall be settled by reference to the Change in Control Price;

(iii) any restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

(iv) with respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, within its discretion, deem such performance goals and other conditions as having been met as of the date of the Change in Control.

      (b) Definition of  “Change in Control.” A “Change in Control” shall mean the occurrence of any of the following:

(i) the acquisition by a person or an entity or a group of persons and/or entities, directly or indirectly, of more than fifty (50%) percent of the Company’s Stock in a single transaction or a series of transactions (hereinafter referred to as a “50% Change in Control”);

(ii) a merger or other form of corporate reorganization resulting in an actual or de facto 50% Change in Control; or

(iii) the failure of Applicable Directors (defined below) to constitute a majority of the Board during any two (2) consecutive year period after the date of this Plan (the “Two-Year Period”). “Applicable Directors” shall mean those individuals who are members of the Board at the inception of a Two-Year Period and any new director whose election to the Board or nomination for election to the Board was approved (prior to any vote thereon by the shareholders) by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the Two-Year Period at issue or whose election or nomination for election during such Two-Year Period was previously approved as provided in this sentence.

      (c) Definition of  “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any corporate transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

      10.     General Provisions.

      (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

      (b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or any Related Entity), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other

12

rights (other than Incentive Stock Options and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

      (c) Adjustments.

(i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of a proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the shares of Stock are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee, assume each outstanding Award or substitute an equivalent option, right or other award. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution of any Award, then that Award shall terminate upon consummation of the sale, merger, consolidation, or other corporate transaction, with or without consideration as determined by the Committee. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, any Performance Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based

13

compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

      (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

      (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything to the contrary, neither the Board nor the Committee shall be authorized to amend any outstanding Option and/or SAR to reduce the exercise price without the prior approval of the shareholders of the Company. In addition, no Option nor SAR shall be cancelled and replaced with Awards having a lower exercise price without the prior approval of the shareholders of the Company.

      (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

      (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

      (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the

14

Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

      (i) Payments in the Event of Forfeitures; Fractional Shares of Stock. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflict of laws, and applicable federal law.

      (k) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date. Awards may not be granted under the Plan prior to the Effective Date. The Plan shall terminate at such time as no shares of Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

      (l) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

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Appendix A

PEDIATRIX MEDICAL GROUP, INC.

Audit Committee of the Board of Directors

CHARTER

February 2004

I.     Purpose.

      The primary function of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Pediatrix Medical Group, Inc. (the “Company”) is to:

•	Assist the Board in evaluation and oversight of:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with applicable legal and regulatory requirements;

•	the qualifications and independence of the independent auditors performing audit or other financial reporting functions for the Company (the “Auditors”); and

•	the performance of the Company’s Auditors and internal audit function;

•	Review draft sections of the Proxy Statement relating to Committee functions and prepare the audit committee report required by the Securities and Exchange Commission to be included therein; and

•	Oversee the Company’s auditing, accounting and financial reporting processes generally.

Consistent with this function, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Company’s polices, procedures and practices at all levels and shall fulfill the duties and responsibilities enumerated in Section IV of this Charter. Adequate funding (as determined by the Committee) for such activities shall be provided by the Company.

II.     Composition.

      The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be an independent director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. Standards for determining whether a board member is independent are set forth in Section V below.

      All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall qualify as an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

      The Committee members shall be elected by the Board at a meeting of the full Board and shall serve until a successor is elected and qualified, except as otherwise provided in the Bylaws of the Company or by resolution adopted by the full Board.

      Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Upon a determination of the full Committee membership, matters may be delegated to a subcommittee for evaluation and recommendation back to the full Committee.

III.     Meetings.

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management and the Auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. After each meeting of the Committee, it shall report its activities to the Company’s Board.

     Action Without a Meeting

      Any action required to be taken at a meeting of the Committee, or any action which may be taken at a meeting of the Committee, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all the members of the Committee is filed in the minutes of the proceedings of the Committee. Such consent shall have the same effect as a unanimous vote.

IV.     Responsibilities and Duties.

      To fulfill its responsibilities and duties the Committee shall:

        Documents/Reports Review

•	Review with management and the Auditors the Company’s annual and quarterly financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the Auditors. The Chair of the Committee may represent the entire Committee for purposes of the quarterly review. Furthermore, each earnings release need not be discussed in detail in advance, however, it is the Committee’s responsibility to discuss earnings releases as well as financial information and earnings guidance at least generally (i.e., a discussion of the types of information to be disclosed and the type of presentations to be made).

•	Review with management and the Auditors the reports on Forms 10-Q and 10-K (including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

        Independent Auditors

•	Retain the Company’s Auditors and maintain sole responsibility for their compensation, oversight and termination. On an annual basis, the Committee shall review and discuss with the Auditors all significant relationships the Auditors have with the Company to determine the Auditor’s independence. The Auditors shall report directly to the Committee.

•	Obtain and review, at least annually, a report by the Auditor describing the Auditor’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review of the Auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with such issues.

•	Evaluate, at least annually, whether to require Auditor and/or audit partner rotation. Audit partner rotation shall be required in the event that the lead audit partner has performed audit services for the Company in each of the five previous fiscal years.

•	Pre-approve all auditing and non-auditing services provided by the Auditors to the Company.

•	Meet separately with management, internal auditors (or other personnel responsible for the internal audit function) and the Auditors on a periodic basis.

•	Review and approve a report from the Auditors prior to the filing of any audit report with the SEC addressing (1) critical accounting policies and practices to be used in the audit, (2) all alternative treatments of financial information within GAAP that were discussed with management, ramifications of such alternative disclosures and the treatment recommended by the Auditors, and (3) other material communications with management.

•	Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

•	Establish policies for hiring personnel previously employed by any accounting firm engaged by the Company.

        Financial Reporting Processes

•	Review, in consultation with the Auditors, the integrity of the Company’s financial reporting and disclosure control processes.

•	Consider the Auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the Auditors or management.

•	Establish procedures for the receipt, retention and treatment of (1) complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (2) confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters.

        Process Improvement

•	Review this Charter at least annually, and as conditions dictate consider updates and/or amendments.

•	Perform an annual performance evaluation of the Committee.

•	Establish regular and separate systems of reporting to the Committee by management and the Auditors regarding any significant financial reporting issues and judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

•	Following completion of the annual audit, review separately with management and the Auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Review with the Auditor any audit problems or difficulties and management’s response thereto.

•	Resolve any significant disagreement among management and the Auditors in connection with the preparation of the financial statements.

•	Review with the Auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

•	Review the code of ethics approved by the Nominating/Corporate Governance Committee to ensure standards applicable to senior financial officers and the principal executive officer have been included and monitor compliance by senior financial officers and the principal executive officer.

        Other Matters

•	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements. At the Committee’s discretion and at the Company’s expense, engage independent counsel and other advisers necessary to carry out its duties.

•	Discuss and evaluate policies with respect to risk assessment and risk management.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Board deems necessary or appropriate.

V.     Independence Standards.

      Consistent with all applicable laws, regulations and NYSE Listing Standards, only independent directors may serve on this Committee. The following standards shall be applied in determining a director’s independence and eligibility to serve on this Committee:

•	The board of directors must affirmatively determine that the director has no material relationship with the Company or with any parent or subsidiary in a consolidated group with the Company (an

“Affiliate”) either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company or an Affiliate; and

•	No director will qualify as independent if, within the preceding three years, (i) the director was an employee, or had an immediate family member who was an executive officer, of the Company or an Affiliate (other than in the capacity as a former interim chairman or chief executive officer); (ii) the director (other than for service as a former interim chairman or chief executive officer), or an immediate family member of the director (other than for service as a non-executive employee), received more than $100,000 per year in direct compensation from the Company or an Affiliate, other than director and committee fees and pension or other forms of deferred compensation for prior services (provided such compensation is not contingent in any way on continued service); (iii) the director is affiliated with or employed by, or an immediate family member of the director is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company or an Affiliate; (iv) the director, or an immediate family member of the director, is employed as an executive officer of another company where any of the Company’s or an Affiliate’s present executives serve on that company’s compensation committee; or (v) the director is an executive officer or an employee, or an immediate family member of the director is an executive officer, of a company that makes payments to, or receives payments from, the Company or an Affiliate for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

•	No director will qualify as independent if he or she accepts, directly or indirectly, any consulting, advisory, or other compensatory fee (other than standard fees for service solely as a director of the Company) from the Company or any subsidiary of the Company. Indirect payments include payments to spouses, minor children or stepchildren or a child or stepchild sharing a home with the Committee member, as well as payment accepted by an entity in which the Committee member is a partner, member, principal or executive officer or occupies a similar position and that provides accounting, consulting, legal, investment banking, financial or other advisory services or any similar services to the Company or any subsidiary of the Company;

•	No director will qualify as independent if he or she is an “affiliated” person of the Company or any subsidiary of the Company, as such term is defined by the Securities and Exchange Commission.

Appendix B

PEDIATRIX MEDICAL GROUP, INC.

Compensation Committee of the Board of Directors

CHARTER

February 2004

I.     Purpose

      The primary function of the Compensation Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Pediatrix Medical Group, Inc. (the “Company”) by:

•	Discharging the Board’s responsibilities relating to compensation of the Company’s executives; and

•	Producing an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

II.     Composition and Structure

      The Committee shall be comprised of three or more members, each of whom shall be an independent director as determined in accordance with the standards set forth in Section V below.

      The Committee members shall be elected by the Board of Directors at a meeting of the full Board and shall serve until a successor is elected and qualified, except as otherwise provided in the Bylaws of the Company or by resolution adopted by the full Board.

      Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Upon a determination of the full Committee membership, matters may be delegated to a subcommittee for evaluation and recommendation back to the full Committee.

III.     Meetings

      The Committee shall meet at least annually, or more frequently as circumstances dictate. After each meeting of the Committee, it shall report its activities to the Company’s Board.

      Action Without a Meeting

      Any action required to be taken at a meeting of the Committee, or any action which may be taken at a meeting of the Committee, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all the members of the Committee is filed in the minutes of the proceedings of the Committee. Such consent shall have the same effect as a unanimous vote.

IV.     Duties and responsibilities:

      To fulfill its responsibilities and duties the Committee shall:

        Executive Officer Compensation

•	Review and approve the Company’s goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of the Company’s goals and objectives, and set the CEO’s compensation level based on this evaluation;

•	Review and make recommendations with respect to other executive officers’ annual compensation, taking into account plan designs approved by the Board and draft financial results approved by the Audit Committee;

•	Set performance goals for performance-based compensation to executive officers (such as stock option grants and bonus awards), review performance goals and executive officer performance, certify as to whether performance goals and any other material terms were met, and make recommendations with respect to performance-based compensation for executive officers;

        Incentive Compensation

•	Make recommendations to the Board with respect to incentive compensation plans and equity-based plans;

•	Evaluate the long-term incentive component of CEO compensation considering the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the Company’s CEO in past years;

•	Supervise the administration of the Company’s stock option plan, stock purchase plan and incentive plans for its executive officers;

•	Recommend and approve stock option grants for the Company’s executive officers;

        Compensation Review

•	Approve an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations;

•	Evaluate whether or not to engage an outside consulting firm for review and evaluation of the Company’s compensation plans (If a compensation consultant is to be engaged to assist in the evaluation of director, CEO or executive officer compensation, the Committee shall have sole authority to retain and terminate the consulting firm, including sole authority to approve the firm’s fees and other retention terms);

•	Conduct an annual performance evaluation of the Committee; and

        Other

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Board may delegate or as this Committee deems necessary or appropriate.

V.     Independence Standards.

      Consistent with all applicable laws, regulations and NYSE Listing Standards, only independent directors may serve on this Committee. The following standards shall be applied in determining a director’s independence and eligibility to serve on this Committee:

•	The board of directors must affirmatively determine that the director has no material relationship with the Company or with any parent or subsidiary in a consolidated group with the Company (an “Affiliate”) either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company or an Affiliate; and

•	No director will qualify as independent if, within the preceding three years, (i) the director was an employee, or had an immediate family member who was an executive officer, of the Company or an Affiliate (other than in the capacity as a former interim chairman or chief executive officer); (ii) the director (other than for service as a former interim chairman or chief executive officer), or an immediate family member of the director (other than for service as a non-executive employee), received more than $100,000 per year in direct compensation from the Company or an Affiliate, other than director and committee fees and pension or other forms of deferred compensation for prior services (provided such compensation is not contingent in any way on continued service); (iii) the director is affiliated with or employed by, or an immediate family member of the director is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company or an Affiliate; (iv) the director, or an immediate family member of the director, is employed as an executive officer of another company where any of the Company’s or an Affiliate’s present executives serve on that company’s compensation committee; or (v) the director is an executive officer or an employee, or an immediate family member of the director is an executive officer, of a company that makes payments to, or receives payments from, the Company or an Affiliate for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

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Appendix C

PEDIATRIX MEDICAL GROUP, INC.

Nominating and Corporate Governance Committee of the Board of Directors

CHARTER

February 2004

I.     Purpose

      The primary function of the Nominating and Corporate Governance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Pediatrix Medical Group, Inc. (the “Company”) by:

•	Nominating new directors and/or committee members; and

•	Taking a leadership role in shaping the corporate governance of the Company.

II.     Composition and Structure

      The Committee shall be comprised of three or more members, each of whom shall be an independent director as determined in accordance with the standards set forth in Section V below.

      The Committee members shall be elected by the Board of Directors at a meeting of the full Board and shall serve until a successor is elected and qualified, except as otherwise provided in the Bylaws of the Company or by resolution adopted by the full Board.

      Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Upon a determination of the full Committee membership, matters may be delegated to a subcommittee for evaluation and recommendation back to the full Committee.

III.     Meetings

      The Committee shall meet at least annually, or more frequently as circumstances dictate. After each meeting of the Committee, it shall report its activities to the Company’s Board.

      Action Without a Meeting

      Any action required to be taken at a meeting of the Committee, or any action which may be taken at a meeting of the Committee, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all the members of the committee is filed in the minutes of the proceedings of the Committee. Such consent shall have the same effect as a unanimous vote.

IV.     Duties and responsibilities:

      To fulfill its responsibilities and duties the Committee shall:

        Nomination of Directors

•	Develop criteria for selecting new directors;

•	Identify individuals qualified to become directors;

•	Review qualifications of existing directors and new candidates (including information contained in completed D&O Questionnaires) to determine any potential conflicts with the Company’s interests and whether the individuals meet independence standards set forth herein;

•	Assess the contributions of current directors in connection with their re-nomination;

•	Develop a process for considering shareholder suggestions for Board nominees;

•	Ensure that a substantial majority of the directors of the Board are, in both fact and appearance, independent of management;

•	Select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders;

•	If a search firm is to be used to identify director candidates, exercise sole authority to retain and terminate such firm and to approve the firm’s fees and other retention terms;

        Board Committees

•	Develop criteria for selecting committee members;

•	Identify and recommend individuals qualified to be appointed to committees of the Board;

•	Consider rotation of committee members;

•	Review candidates’ qualifications for committee membership to determine any potential conflicts with the Company’s interests and ability to meet applicable independence requirements;

•	Upon approval of committee chairs, review Charters of the committees of the Board and make recommendations to the full Board;

        Corporate Governance

•	Develop and recommend to the Board a set of corporate governance principles applicable to the Company, including a Code of Business Conduct and Ethics;

•	Conduct an annual performance evaluation of the Committee;

•	Oversee evaluation of the Board and Company’s management;

•	Assess (a) the reporting channels through which the Board receives information, and (b) the quality and timeliness of information received, so that the Board obtains appropriately detailed information in a timely fashion;

•	Evaluate and recommend the appropriate level of compensation and benefits to be paid to Non-employee Directors and committee members;

•	Evaluate and recommend appropriate succession plans for the CEO and other senior executives; and

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Board delegates or as this Committee deems necessary or appropriate.

V.     Independence Standards.

      Consistent with all applicable laws, regulations and NYSE Listing Standards, only independent directors may serve on this Committee. The following standards shall be applied in determining a director’s independence and eligibility to serve on this Committee:

•	The board of directors must affirmatively determine that the director has no material relationship with the Company or with any parent or subsidiary in a consolidated group with the Company (an “Affiliate”) either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company or an Affiliate; and

•	No director will qualify as independent if, within the preceding three years, (i) the director was an employee, or had an immediate family member who was an executive officer, of the Company or an Affiliate (other than in the capacity as a former interim chairman or chief executive officer); (ii) the director (other than for service as a former interim chairman or chief executive officer), or an immediate family member of the director (other than for service as a non-executive employee), received more than $100,000 per year in direct compensation from the Company or an Affiliate, other than director and committee fees and pension or other forms of deferred compensation for prior

C-2

services (provided such compensation is not contingent in any way on continued service); (iii) the director is affiliated with or employed by, or an immediate family member of the director is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company or an Affiliate; (iv) the director, or an immediate family member of the director, is employed as an executive officer of another company where any of the Company’s or an Affiliate’s present executives serve on that company’s compensation committee; or (v) the director is an executive officer or an employee, or an immediate family member of the director is an executive officer, of a company that makes payments to, or receives payments from, the Company or an Affiliate for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

C-3

PEDIATRIX MEDICAL GROUP, INC.
1301 Concord Terrace
Sunrise, Florida 33323-2825

PHO-PS-04

DETACH HERE

PROXY	PEDIATRIX MEDICAL GROUP, INC.	PROXY
1301 Concord Terrace Sunrise, Florida 33323-2825

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, a shareholder of PEDIATRIX MEDICAL GROUP, INC., Florida Corporation (the "Company"), hereby appoints Roger J. Medel, M.D., and Thomas W. Hawkins, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of the Company held of record by the undersigned at the close of business on March 15, 2004, at the Company’s 2004 Annual Meeting of Shareholders to be held at the Sheraton Suites Plantation, 311 N. University Drive, Plantation, Florida 33324, on Thursday, May 20, 2004 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED.
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

PEDIATRIX MEDICAL GROUP, INC.

          C/O EQUISERVE TRUST COMPANY N.A.
          P.O. Box 8694
          EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

#PHO

☒	Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR LISTED HEREIN, “FOR” APPROVAL OF THE PEDIATRIX 2004 INCENTIVE COMPENSATION PLAN AND IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY’S BOARD OF DIRECTORS, “FOR” OR “AGAINST” ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The Board of Directors unanimously recommends a vote FOR each of the following proposals.

							FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS: Nominees: (01) Cesar L. Alvarez, (02) Waldemar A. Carlo, M.D., (03) Michael B. Fernandez, (04) Roger K. Freeman, M.D., (05) Paul G. Gabos, (06) Roger J. Medel, M.D. and (07) Lawrence M. Mullen				2.	APPROVAL OF THE PEDIATRIX 2004 INCENTIVE COMPENSATION PLAN.	☐	☐	☐
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐					3.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any postponement of adjournment thereof.
	INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name(s) on the above.
The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting (2) the Proxy Statement, and (3) the Annual Report to Shareholders.

					IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even if you plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature:	Date:	Signature if held jointly:	Date: